STATEMENT OF ADDITIONAL INFORMATION

January 1, 2012 as revised or amended February 1, 2012, March 1, 2012, May 1, 2012,
June 18, 2012 and July 30, 2012

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Funds, Inc.	DFI
Dreyfus Mid-Cap Growth Fund	DMCGF	Class A/FRSDX	December 31st	May 1st
Class C/FRSCX
Class F/FRSPX
Class I/FRXRX
Dreyfus Investment Funds	DIF
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	D/TBCEMCEF	Class A/DBEAX	September 30th	February 1st
Class C/DBECX
Class I/SBCEX
Dreyfus/The Boston Company Large Cap Core Fund	D/TBCLCCF	Class A/DBLAX	September 30th	February 1st
Class C/DBLCX
Class I/SDEQX
Dreyfus/The Boston Company Small Cap Growth Fund	D/TBCSCGF	Class I/SSETX	September 30th	February 1st
Dreyfus/The Boston Company Small Cap Value Fund	D/TBCSCVF	Class I/STSVX	September 30th	February 1st
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	D/TBCSCTSEF	Class I/SDCEX	September 30th	February 1st
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	D/TBCSMCGF	Class A/DBMAX	September 30th	February 1st
Class C/DBMCX
Class I/SDSCX
Dreyfus/Newton International Equity Fund	D/NIEF	Class A/NIEAX	September 30th	February 1st
Class C/NIECX
Class I/SNIEX
Dreyfus/Standish Fixed Income Fund	D/SFIF	Class I/SDFIX	December 31st	May 1st
Dreyfus/Standish Global Fixed Income Fund	D/SGFIF	Class A/DHGAX	December 31st	May 1st
Class C/DHGCX
Class I/SDGIX
Dreyfus/Standish International Fixed Income Fund	D/SIFIF	Class I/SDIFX	December 31st	May 1st

GRP5-SAI-0712

Dreyfus/Standish Intermediate Tax Exempt Bond Fund	D/SITEBF	Class A/DSDAX	September 30th	February 1st
Class C/DSDCX
Class I/SDITX
The Dreyfus/Laurel Funds, Inc.	DLFI
Dreyfus AMT-Free Municipal Reserves	DAMTFMR	Class R/DTMXX	October 31st	March 1st
Investor Shares/DLTXX
BASIC Shares/DLRXX
Class B/DMBXX
Dreyfus BASIC S&P 500 Stock Index Fund	DBSPSIF	DSPIX	October 31st	March 1st
Dreyfus Bond Market Index Fund	DBMIF	BASIC Shares/DBIRX	October 31st	March 1st
Investor Shares/DBMIX
Dreyfus Core Equity Fund	DCEF	Class A/DLTSX	August 31st	January 1st
Class C/DPECX
Class I/DPERX
Dreyfus Disciplined Stock Fund	DDSF	DDSTX	October 31st	March 1st
Dreyfus Money Market Reserves	DMMR	Class R/DPOXX	October 31st	March 1st
Investor Shares/DPIXX
Dreyfus Opportunistic Fixed Income Fund	DOFIF	Class A/DSTAX	October 31st	March 1st
Class C/DSTCX
Class I/DSTRX
Dreyfus Small Cap Fund	DSCF	Class A/DSVAX	October 31st	March 1st
Class C/DSVCX
Class I/DSVRX
Dreyfus Tax Managed Growth Fund	DTMGF	Class A/DTMGX	October 31st	March 1st
Class C/DPTAX
Class I/DPTRX
Dreyfus U.S. Treasury Reserves	DUSTR	Class R/DUTXX	October 31st	March 1st
Investor Shares/DUIXX
The Dreyfus/Laurel Funds Trust	DLFT
Dreyfus Emerging Markets Debt Local Currency Fund	DEMDLCF	Class A/DDBAX	May 31st	October 1st
Class C/DDBCX
Class I/DDBIX
Dreyfus Equity Income Fund	DEIF	Class A/DQIAX	May 31st	October 1st
Class C/DQICX
Class I/DQIRX
Dreyfus Global Equity Income Fund	DGEIF	Class A/DEQAX	October 31st	March 1st
Class C/DEQCX
Class I/DQEIX
Dreyfus High Yield Fund	DHYF	Class A/DPLTX	December 31st	May 1st
Class C/PTHIX
Class I/DLHRX
Dreyfus International Bond Fund	DIBF	Class A/DIBAX	October 31st	March 1st
Class C/DIBCX
Class I/DIBRX
The Dreyfus/Laurel Tax-Free Municipal Funds	DLT-F

Dreyfus BASIC California Municipal Money Market Fund	DBCMMMF	DCLXX	June 30th	October 31st
Dreyfus BASIC Massachusetts Municipal Money Market Fund	DBMMMMF	DMRXX	June 30th	October 31st
Dreyfus BASIC New York Municipal Money Market Fund	DBNYMMMF	DNIXX	June 30th	October 31st

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year.

TABLE OF CONTENTS

PART I

PART II

Additional Information About Management Fees	II-46
ADMINISTRATION ARRANGEMENTS; ADDITIONAL INFORMATION ABOUT MANAGEMENT FEES	II-46
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	II-47

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds and Cash Management Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Federal Funds	III-2
Dreyfus TeleTransfer Privilege	III-2
Reopening an Account	III-2
Multi-Class Funds	III-3
Converting Shares	III-6
Taxpayer ID Number	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Automated Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-11
Exchanges	III-12
Fund Exchanges	III-12
Dreyfus Auto-Exchange Privilege	III-13
Dreyfus Automatic Asset Builder®	III-13
Dreyfus Government Direct Deposit Privilege	III-13
Dreyfus Payroll Savings Plan	III-14
Dreyfus Dividend Options	III-14
Dreyfus Dividend Sweep	III-14
Dreyfus Dividend ACH	III-14
Automatic Withdrawal Plan	III-14
Letter of Intent - Class A Shares	III-15
Corporate Pension/Profit-Sharing and Retirement Plans	III-15
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-16
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-16
All Funds other than Money Market Funds	III-16
Equity Securities	III-16

Common Stock	III-17
Preferred Stock	III-17
Convertible Securities	III-17
Warrants	III-18
IPOs	III-18
Fixed-Income Securities	III-18
U.S. Government Securities	III-20
Corporate Debt Securities	III-20
Ratings of Securities	III-21
High Yield and Lower-Rated Securities	III-21
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-22
Inflation-Indexed Securities	III-22
Variable and Floating Rate Securities	III-23
Participation Interests and Assignments	III-24
Mortgage-Related Securities	III-24
Asset-Backed Securities	III-28
Collateralized Debt Obligations	III-29
Municipal Securities	III-29
Taxable Investments (municipal or other tax-exempt funds only)	III-34
Funding Agreements	III-34
Real Estate Investment Trusts (REITs)	III-34
Money Market Instruments	III-35
Bank Obligations	III-35
Repurchase Agreements	III-35
Commercial Paper	III-35
Foreign Securities	III-35
Emerging Markets	III-36
Brazil	III-36
Certain Asian Emerging Market Countries	III-37
India	III-37
Depositary Receipts and New York Shares	III-39
Sovereign Debt Obligations	III-39
Eurodollar and Yankee Dollar Investments	III-41
Investment Companies	III-41
Private Investment Funds	III-41
Exchange-Traded Funds (ETFs)	III-42
Exchange-Traded Notes	III-42
Derivatives	III-42
Futures Transactions	III-44
Options	III-45
Swap Transactions	III-46
Credit Linked Securities	III-47
Credit Derivatives	III-48
Structured Securities and Hybrid Instruments	III-48
Participatory Notes	III-49
Custodial Receipts	III-49
Combined Transactions	III-49
Future Developments	III-49
Foreign Currency Transactions	III-50
Commodities	III-51
Short-Selling	III-51
Lending Portfolio Securities	III-51
Borrowing Money	III-52
Borrowing Money for Leverage	III-52
Reverse Repurchase Agreements	III-52
Forward Commitments	III-52

Forward Roll Transactions	III-53
Illiquid Securities	III-53
Illiquid Securities Generally	III-53
Section 4(2) Paper and Rule 144A Securities	III-53
Non-Diversified Status	III-53
Investments in the Technology Sector	III-54
Investments in the Real Estate Sector	III-54
Investments in the Natural Resources Sector	III-54
Money Market Funds	III-55
Ratings of Securities	III-55
Treasury Securities	III-55
U.S. Government Securities	III-56
Repurchase Agreements	III-56
Bank Obligations	III-56
Bank Securities	III-57
Floating and Variable Rate Obligations	III-58
Participation Interests	III-58
Asset-Backed Securities	III-58
Commercial Paper	III-58
Investment Companies	III-58
Foreign Securities	III-59
Municipal Securities	III-59
Derivative Products	III-59
Stand-By Commitments	III-59
Taxable Investments (municipal or other tax-exempt funds only)	III-59
Illiquid Securities	III-59
Borrowing Money	III-60
Reverse Repurchase Agreements	III-60
Forward Commitments	III-60
Interfund Borrowing and Lending Program	III-60
Lending Portfolio Securities	III-60
RATING CATEGORIES	III-60
S&P	III-60
Long-Term Issue Credit Ratings	III-60
Short-Term Issue Credit Ratings	III-62
Municipal Short-Term Note Ratings Definitions	III-62
Moody's	III-63
Long-Term Obligation Ratings and Definitions	III-63
Short-Term Ratings	III-63
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-63
Fitch	III-64
Corporate Finance Obligations — Long-Term Rating Scales	III-64
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-65
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-66
DBRS	III-66
Long Term Obligations	III-66
Commercial Paper and Short Term Debt	III-67
ADDITIONAL INFORMATION ABOUT THE BOARD	III-68
Boards' Oversight Role in Management	III-68
Board Composition and Leadership Structure	III-68
Additional Information About the Boards and Their Committees	III-68
MANAGEMENT ARRANGEMENTS	III-69
The Manager	III-69
Sub-Advisers	III-69

Portfolio Allocation Manager	III-70
Portfolio Managers and Portfolio Manager Compensation	III-70
Certain Conflicts of Interest with Other Accounts	III-75
Code of Ethics	III-76
Distributor	III-76
Transfer and Dividend Disbursing Agent and Custodian	III-77
DETERMINATION OF NAV	III-78
Valuation of Portfolio Securities (funds other than money market funds)	III-78
Valuation of Portfolio Securities (money market funds only)	III-79
Calculation of NAV	III-79
Expense Allocations	III-79
NYSE and Transfer Agent Closings	III-79
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-79
Funds Other Than Money Market Funds	III-80
Money Market Funds	III-80
TAXATION	III-80
Taxation of the Funds	III-81
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-82
Sale, Exchange or Redemption of Shares	III-84
PFICs	III-84
Non-U.S. Taxes	III-85
Foreign Currency Transactions	III-85
Financial Products	III-85
Payments with Respect to Securities Loans	III-86
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-86
Inflation-Indexed Treasury Securities	III-86
Certain Higher-Risk and High Yield Securities	III-86
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-87
Investing in Mortgage Entities	III-87
Tax-Exempt Shareholders	III-88
Backup Withholding	III-88
Foreign (Non-U.S.) Shareholders	III-88
The Hiring Incentives to Restore Employment Act	III-89
Possible Legislative Changes	III-90
Other Tax Matters	III-90
PORTFOLIO TRANSACTIONS	III-91
Trading the Funds' Portfolio Securities	III-91
Soft Dollars	III-93
IPO Allocations	III-94
Disclosure of Portfolio Holdings	III-94
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-95
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-96
Massachusetts Business Trusts	III-96
Fund Shares and Voting Rights	III-96
GLOSSARY	III-97

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997-present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

James M. Fitzgibbons 1934 Board Member	Corporate Director and Trustee	Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)
Kenneth A. Himmel 1946 Board Member

President and CEO, Related Urban Development, a real estate development company (1996-present)

President and CEO, Himmel & Company, a real estate development company (1980-present)

CEO, American Food Management, a restaurant company (1983-present)

N/A
Stephen J. Lockwood 1947 Board Member	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)	N/A

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011–present) Managing Director, Morgan Stanley Investment Management (1993-2010)	N/A

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
DLFI	1999	2012	1993	1993	1993	1993	1998
DLFT	1999	2012	1980	1988	1993	1992	1998
DLT-F	1999	2012	1983	1988	1993	1992	1998
DIF	2008	2011	2008	2008	2008	2008	2008
DFI	2009	2011	2009	2009	2009	2009	2009

Each board member, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over ten years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• James M. Fitzgibbons –Mr. Fitzgibbons has also served as an officer or a board member of numerous public and private companies for over 40 years. These positions included serving as Chairman of the Board of Davidson Cotton Company and as Chairman of the Board of Fieldcrest Cannon, Inc., a publicly traded diversified textile company. He also has served as President of the American Textile Manufacturers Institute (the domestic industry’s trade association) and Chairman of the Board of the Tanners’ Council of America (the U.S. leather manufacturing trade group). He has been a board member of Fiduciary Trust Company of Boston and of Brookline Savings Bank and a board member of significant charitable and nonprofit organizations.

• Kenneth A. Himmel –Mr. Himmel has over 30 years experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P.

• Stephen J. Lockwood –Mr. Lockwood’s business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood & Company, LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

• Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, SBLI USA Mutual Life Insurance Company, Inc., The Hyams Foundation, Inc., Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

• Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

DLFI (8/31 fiscal year end)	3	0	0	0
DLFI (10/31 fiscal year end)	3	1	1	0
DLFT (5/31 fiscal year end)	4	0	0	0
DLFT (10/31 fiscal year end)	3	1	1	0
DLFT (12/31 fiscal year end)	3	1	1	0
DLT-F	4	0	0	0
DIF (9/30 fiscal year end)	3	0	0	0
DIF (12/31 fiscal year end)	3	1	1	0
DFI	3	1	1	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2011.

Fund	Joseph S. DiMartino	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley	Francine J. Bovich

DMCGF	None	None	None	None	None	None	None
D/TBCEMCEF	None	None	None	None	None	None	None
D/TBCLCCF	None	None	None	None	None	None	None
D/TBCSCGF	None	None	None	None	None	None	None
D/TBCSCVF	None	None	None	None	None	None	None
D/TBCSCTSEF	None	None	None	None	None	None	None
D/TBCSMCGF	None	None	None	None	None	None	None
D/NIEF	None	None	None	None	None	None	None
D/SFIF	None	None	None	None	None	None	None
D/SGFIF	None	None	None	None	None	None	None
D/SIFIF	None	None	None	None	None	None	None
D/SITEBF	None	None	None	None	None	None	None
DAMTFMR	None	None	None	None	None	None	N/A
DBSPSIF	$10,001-$50,000	None	None	None	None	None	N/A
DBMIF	None	None	None	None	None	None	N/A
DCEF	None	None	None	None	None	None	N/A
DDSF	None	$0- $10,000	None	None	$10,001-$50,000	None	N/A
DMMR	None	None	None	None	None	None	N/A
DOFIF	None	None	None	None	None	$50,001-$100,000	N/A
DSCF	None	None	None	None	None	None	N/A
DTMGF	None	None	None	None	None	None	N/A
DUSTR	None	None	None	None	$0- $10,000	None	N/A

Fund	Joseph S. DiMartino	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley	Francine J. Bovich

DEMDLCF	None	None	None	Over $100,000	$0- $10,000	None	N/A
DEIF	None	None	None	None	None	None	N/A
DGEIF	None	None	None	None	None	None	N/A
DHYF	None	$10,001-$50,000	None	Over $100,000	None	None	None
DIBF	None	None	None	None	None	None	N/A
DBCMMMF	None	None	None	None	None	None	N/A
DBMMMMF	None	None	None	None	None	None	N/A
DBNYMMMF	None	None	None	None	None	None	N/A

Aggregate holdings of funds in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	None	Over $100,000	$50,001-$100,000	$50,001-$100,000	None

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on April 2, 2012.

As of December 31, 2011, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2011, were as follows:

Fund	Joseph S. DiMartino	Francine J. Bovich	James M. Fitzgibbons	J. Tomlinson Fort***	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DLFI (8/31 fiscal year end)	$25,313	N/A	$20,250	$10,125	$18,750	$18,750	$20,250	$20,250
DLFI (10/31 fiscal year end)	$33,753	N/A	$27,566	$12,625	$25,250	$25,250	$27,901	$27,566
DLFT (5/31 fiscal year end)	$25,313	N/A	$21,750	$10,875	$17,250	$20,250	$21,750	$21,750
DLFT (10/31 fiscal year end)	$31,252	N/A	$27,063	$13,250	$21,750	$24,750	$27,491	$27,063
DLFT (12/31 fiscal year end)	$31,252	N/A	$27,063	$13,250	$21,750	$24,750	$27,491	$27,063
DLT-F	$25,625	N/A	$20,500	$9,750	$19,100	$19,100	$20,500	$20,500
DIF (9/30 fiscal year end)	$27,500	N/A	$20,500	N/A	$19,100	$20,600	$22,000	$22,000
DIF (12/31 fiscal year end)	$33,440	$4,462	$25,813	N/A	$22,500	$25,000	$28,100	$27,313
DFI	$33,440	$4,462	$25,813	N/A	$22,500	$25,000	$28,100	$27,313

Total compensation from the funds and fund complex (**)	$1,062,188 (173)	$11,852 (13)	$126,500 (35)	$53,625 (21)	$113,000 (35)	$118,500 (35)	$186,500 (46)	$349,500 (72)

* Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of Boards and expenses reimbursed to board members for attending board meetings, which in the aggregate amounted to $28,187 for the calendar year ended December 31, 2011.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2011.

*** Emeritus board member of DLFI, DLFT and DLT-F since April 12, 2008.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	74 (160)
James Windels[1] 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	75 (187)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Janette E. Farragher[1] 1962 Vice President and Secretary 2011	Assistant General Counsel of BNY Mellon	75 (187)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	75 (187)
James Bitetto[1] 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	75 (187)
Joni Lacks Charatan[1] 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	75 (187)
Joseph M. Chioffi[1] 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	75 (187)
Kathleen DeNicholas 1974 Vice President and Assistant Secretary 2010	Managing Counsel of BNY Mellon	75 (187)
John B. Hammalian[1] 1963 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	75 (187)
M. Cristina Meiser 1970 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	75 (187)
Robert M. Mullery[1] 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	75 (187)
Jeff Prusnofsky[1] 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	75 (187)
Richard S. Cassaro[1] 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	75 (187)
Gavin C. Reilly[1] 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	75 (187)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Robert S. Robol[2] 1964 Assistant Treasurer 2002	Senior Accounting Manager – Fixed Income Funds of the Manager	75 (187)
Robert Salviolo[1] 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	75 (187)
Robert Svagna[3] 1967 Assistant Treasurer 2002	Senior Accounting Manager – Equity Funds of the Manager	75 (187)
Matthew D. Connolly 1972 Anti-Money Laundering Compliance Officer 2012

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management.

71 (183)
Joseph W. Connolly[1] 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	75 (187)

1 With respect to DIF and DFI, each officer held his or her respective position with the fund since 2008 and 2009, respectively, except for Messrs. Skapyak and Matthew D. Connolly and Mses. Astwood, DeNicholas, Farragher and Meiser, whose dates are as shown above.

2 Mr. Robol has held this position since 2002 with respect to D/LFI and D/LFT, 2003 with respect to D/LT-F, 2008 with respect to DIF and 2009 with respect to DFI.

3 Mr. Svagna has held this position since 2002 with respect to D/LFI and D/LFT, 2005 with respect to D/LT-F, 2008 with respect to DIF and 2009 with respect to DFI.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION
(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DMCGF	N/A
D/TBCEMCEF	N/A
D/TBCLCCF	Robert Eastman, James Lyndotes

Fund	Additional Portfolio Managers

D/TBCSCGF	N/A
D/TBCSCVF	N/A
D/TBCSCTSEF	N/A
D/TBCSMCGF	N/A
D/NIEF	Jeff Munroe
D/SFIF	David Horsfall
D/SGFIF	N/A
D/SIFIF	N/A
D/SITEBF	N/A
DBSPSIF	Rebecca Gao, Lyn Hutchinson, Danny Lai, Todd Rose, Marlene Walker Smith
DBMIF	N/A
DCEF	N/A
DDSF	Robert Eastman, James Lyndotes
DOFIF	David Bowser, Peter Vaream
DSCF	N/A
DTMGF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A

DHYF	Dean Graves, Stephen Sylvester, Kevin Cronk

DIBF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Chris Barris	2	$1.4B	5	$2.7B	0	$0
C. Wesley Boggs	14	$6.4M	10	$896.0M	71	$9.0M
David R. Bowser	5	$1.8B	6	$1.2B	64	$5.4B
James Boyd[1]	6	$2.2B	2	$402.5M	26	$2.6B
Stephanie K. Brandaleone	3	$1.1B	3	$183.7M	22	$1.1B
Richard A. Brown	81	$37.7B	82	$60.0B	67	$60.4B
Thomas Casey	6	$3.6B	0	$0	144	$1.9B
Warren Chiang	14	$6.4M	10	$896.0M	71	$9.0M
Joseph M. Corrado	3	$1.1B	3	$183.7M	22	$1.1B
Catherine P. Crain[1]	5	$5.3B	0	$0	96	$3.8B
David Daglio	6	$2.2B	2	$402.5M	26	$2.6B
Thomas J. Durante	81	$37.7B	82	$60.0B	67	$60.4B
Dale Dutile[1]	6	$2.2B	2	$402.5M	26	$2.6B
Sean P. Fitzgibbon[1]	19	$5.2B	5	$229.9M	15	$1.3B
Ronald Gala	14	$6.4M	10	$896.0M	71	$9.0M
Dawn Guffey[1]	2	$2.5B	0	$0	0	$0
James Harries	1	$16.5M	4	$4.0B	2	$1.4B
Steven W. Harvey	4	$1.8B	1	$321.8M	277	$2.3B
Robert Hay[1]	0	$0	5	$1.03B	5	$888.6M
David Horsfall	1	$33M	2	$345.0M	1	$197M
Jeff Jacobe[1]	5	$5.3B	1	$15.0M	81	$3.9B

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Chris Barris	2	$1.4B	5	$2.7B	0	$0
Creighton Kang[1]	6	$2.2B	2	$402.5M	26	$2.6B
Alexander Kozhemiakin	2	$2.4B	20	$7.4B	8	$357.1M
David Leduc[2]	3	$1.7B	4	$2.6B	12	$4.4B
Gentry Lee[1]	5	$5.3B	16	$2.1B	151	$5.9B
Jay Malikowski	17	$4.5B	5	$213.8M	17	$1.4B
Paul Markham	1	$439.7M	5	$847.0M	7	$2.3B
Jeffery D. McGrew[1]	19	$5.2B	5	$229.9M	15	$1.3B
Javier Murcio	2	$2.4M	20	$7.4B	8	$357.1M
Brendan Murphy[2]	3	$1.7B	4	$2.6B	12	$4.4B
Jocelin A. Reed	14	$6.4M	10	$896.0M	71	$9.0M
Nancy Rogers	2	$2.3B	4	$488.2M	6	$4.3B
Christopher B. Sarofim[1]	5	$5.3B	0	$0	13	$2.2B
Fayez S. Sarofim[1]	5	$5.3B	16	$2.1B	430	$12.9B
Charles E. Sheedy[1]	5	$5.3B	14	$2.0B	65	$1.9B
Christine L. Todd	1	$135.8M	1	$322.5M	80	$3.7B
P. Hans Von Der Luft	5	$805.8M	3	$500.5M	29	$1.7B
Todd Wakefield	5	$805.8M	3	$500.5M	29	$1.7B
B. Randall Watts[2]	5	$884.3M	3	$560.8M	29	$1.9B
Karen Q. Wong	81	$37.7B	82	$60.0B	67	$60.4B
Robert C. Zeuthen	5	$884.3M	3	$560.8M	29	$1.9B

1 The portfolio manager is a primary portfolio manager for multiple funds, information is only provided for the relevant funds’ most recent fiscal year end (October 31, 2011).

2 The portfolio manager is a primary portfolio manager for multiple funds, information is only provided for the relevant funds’ most recent fiscal year end (December 31, 2011).

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Chris Barris	None	N/A	N/A
	Other Accounts	12	$1.6B
C. Wesley Boggs	Registered Investment Companies	1	$4.5B
	Other Pooled Investment Vehicles	1	$33M
	Other Accounts	12	$1.6B
David R. Bowser	None	N/A	N/A
James Boyd[1]	Other Accounts	3	$675.4M
Stephanie K. Brandaleone	None	N/A	N/A
Richard A. Brown	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Warren Chiang	Registered Investment Companies	1	$4.5B
	Other Pooled Investment Vehicles	1	$33M
	Other Accounts	13	$1.6B

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Chris Barris	None	N/A	N/A
Joseph M. Corrado	None	N/A	N/A
Catherine P. Crain[1]	None	N/A	N/A
David Daglio	Other Accounts	3	$675.4M
Thomas J. Durante	None	N/A	N/A
Dale Dutile[1]	Other Accounts	3	$675.4M
Sean P. Fitzgibbon[1]	Other	3	$45.7M
Ronald Gala	Registered Investment Companies	1	$4.5B
	Other Pooled Investment Vehicles	1	$33M
	Other Accounts	12	$1.6B
Dawn Guffey[1]	None	N/A	N/A
James Harries	None	N/A	N/A
Steven W. Harvey	None	N/A	N/A
Robert Hay[1]	Other Pooled Investment Vehicles	N/A	N/A
David Horsfall	None	N/A	N/A
Jeff Jacobe[1]	None	N/A	N/A
Creighton Kang[1]	Other Accounts	3	$675.4M
Alexander Kozhemiakin	None	N/A	N/A
David Leduc[2]	None	N/A	N/A
Gentry Lee[1]	None	N/A	N/A
Jay Malikowski	Other	3	$45.4M
Paul Markham	Other Accounts	2	$413.2M
Jeffery D. McGrew[1]	Other	3	$45.7M
Javier Murcio	None	N/A	N/A
Brendan Murphy[2]	None	N/A	N/A
Jocelin A. Reed	Registered Investment Companies	1	$4.5B
	Other Pooled Investment Vehicles	1	$33M
	Other Accounts	12	$1.6B
Nancy Rogers	Other Accounts	12	$7.1B
Christopher B. Sarofim[1]	None	N/A	N/A
Fayez S. Sarofim[1]	None	N/A	N/A
Charles E. Sheedy[1]	None	N/A	N/A
Christine L. Todd	None	N/A	N/A
P. Hans Von Der Luft	Other	3	$218.7M
Todd Wakefield	Other	3	$218.7M
B. Randall Watts[2]	Other	3	$217.2M
Karen Q. Wong	None	N/A	N/A
Robert C. Zeuthen	Other Accounts	3	$217.2M

1 The portfolio manager is a primary portfolio manager for multiple funds, information is only provided for the relevant funds' most recent fiscal year end (October 31, 2011).

2 The portfolio manager is a primary portfolio manager for multiple funds, information is only provided for the relevant funds' most recent fiscal year end (December 31, 2011).

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Chris Barris	DHYF	None
C. Wesley Boggs	DEIF	None
David R. Bowser	D/SFIF	None
James Boyd*	DSCF	None
Stephanie K. Brandaleone	D/TBCSCVF	None
Richard A. Brown	DBSPSIF	None
Thomas Casey	D/SITEBF	None
Warren Chiang	DEIF	None
Joseph M. Corrado	D/TBCSCVF	$100,001-$500,000
Catherine P. Crain	DCEF	None
	DTMGF	None
David Daglio	DSCF	None
Thomas J. Durante	DBSPSIF	$0-$10,000
Dale Dutile*	DSCF	$100,001-$500,000
Sean P. Fitzgibbon	D/TBCEMCEF	$10,001-$50,000
	D/TBCLCCF	None
	DDSF	$10,001-$50,000
Ronald Gala	DEIF	None
Dawn Guffey*	DBMIF	None
James Harries	DGEIF	None
Steven W. Harvey	D/SITEBF	None
Robert Hay[4]	DGEIF	None
David Horsfall	DOFIF	None
Jeff Jacobe	DCEF	None
	DTMGF	None
Creighton Kang*	DSCF	None
Alexander Kozhemiakin	DEMDLCF	None
David Leduc	D/SGFIF	None
	D/SIFIF	None
	DOFIF	None
	DIBF	$0-$10,000
Gentry Lee	DCEF	None
	DTMGF	None
Jay Malikowski	D/TBCEMCEF	None
Paul Markham	D/NIEF	None
Jeffery D. McGrew	D/TBCLCCF	None
	DDSF	None
Javier Murcio	DEMDLCF	None
Brendan Murphy	D/SGFIF	None
	D/SIFIF	None
	DIBF	$50,001-$100,000
Jocelin A. Reed	DEIF	None
Nancy Rogers	DBMIF	None
Christopher B. Sarofim	DCEF	None
	DTMGF	None
Fayez S. Sarofim	DCEF	Over $1,000,000
	DTMGF	Over $1,000,000
Charles E. Sheedy	DCEF	None
	DTMGF	None
Christine L. Todd	D/SITEBF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Chris Barris	DHYF	None
P. Hans Von Der Luft	D/TBCSCGF	None
Todd Wakefield	D/TBCSCTSEF	None
	D/TBCSMCGF	None
B. Randall Watts	DMCGF	None
	D/TBCSCGF	None
	D/TBCSCTSEF	None
	D/TBCSMCGF	None
Karen Q. Wong	DBSPSIF	None
Robert C. Zeuthen	DMCGF	None

* The portfolio manager became a primary portfolio manager of the fund effective May 1, 2011. As a result, his/her information is as of May 1, 2011.

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by a fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements waived by the Manager and the net fees paid by a fund were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DMCGF[1]	$1,116,359	$64,236	$1,052,123	$1,005,680	$106,176	$899,504	$955,369[2]	$0	$955,369
D/TBCEMCEF	$163,647	$163,647	$0	$177,199	$177,199	$0	$135,210[3]	$135,210	$0
D/TBCLCCF	$146,164	$96,177	$49,987	$158,986	$106,250	$52,736	$188,113[3]	$121,461	$66,652
D/TBCSCGF	$1,675,524	$21,934	$1,653,590	$2,025,281	$0	$2,025,281	$1,820,035[3]	$0	$1,820,035
D/TBCSCVF	$3,856,968	$0	$3,856,968	$3,839,795	$0	$3,839,795	$2,941,712[3]	$0	$2,941,712
D/TBCSCTSEF	$1,241,054	$0	$1,241,054	$1,531,471	$0	$1,531,471	$1,710,982[3]	$0	$1,710,982
D/TBCSMGF	$2,925,145	$0	$2,925,145	$1,607,461	$0	$1,607,461	$642,089[3]	$13	$642,076
D/NIEF	$4,839,114	$0	$4,839,114	$3,449,417	$0	$3,449,417	$1,412,416[4]	$69,929	$1,342,487
D/SFIF[5]	$909,886	$38,580	$871,036	$1,011,047	$110,137	$900,910	$982,635	$234,830	$747,805
D/SGFIF	$673,511	$29,547	$643,964	$402,750	$137,875	$264,875	$225,877	$153,467	$72,410
D/SIFIF	$404,973	$0	$404,972	$416,828	$0	$416,828	$285,900	$41,251	$244,649
D/SITEBF	$455,052	$201,087	$253,965	$438,657	$204,920	$233,737	$454,114[6]	$248,222	$205,892
DAMTFMR	$1,863,885	$1,683,174[7]	$180,711	$2,138,587	$1,641,619[8]	$496,968	$1,717,757	$258,980[9]	$1,458,777
DBSPSIF	$2,084,126	$69,400[10]	2,014,726	$1,804,715	$63,957[10]	$1,740,758	$1,541,039	$59,205[10]	$1,481,834
DBMIF	$3,352,295	$143,999[10]	$3,208,296	$3,131,435	$115,119[10]	$3,016,316	$2,009,078	$126,398[10]	$1,882,680

DCEF	$2,129,695	$70,281[10]	$2,059,414	$1,588,133	$155,059[11]	$1,433,074	$1,358,035	$133,319[10]	$1,224,716
	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DDSF	$5,270,849	$32,166[10]	$5,238,683	$5,052,900	$40,662[10]	$5,012,238	$4,346,717	$37,056[10]	$4,309,661
DMMR	$1,740,505	$1,400,924[14]	$339,581	$2,435,295	$1,732,295[15]	$703,000	$2,793,504	$381,534[16]	$2,411,970
DOFIF	$231,227	$132,678	$98,549	$189,367	$100,254	$89,113	$141,302	$102,020	$39,282
DSCF	$973,175	$60,315[17]	$912,860	$976,032	$150,485[18]	$825,547	$1,357,699	$167,057[19]	$1,190,642
DTMGF	$1,231,320	$42,622[20]	$1,188,698	$986,197	$96,471[21]	$889,726	$860,134	$26,631[22]	$833,503
DUSTR	$1,697,665	$1,550,317[23]	$147,348	$1,974,705	$1,376,288[24]	$598,417	$3,025,466	$1,113,431[25]	$1,912,035
DEMDLCF	$10,389,843	$0	$10,389,843	$895,997	$55,525	$840,472	$94,696[26]	$94,696	$0
DEIF	$21,280	$21,280	$0	$11,067	$11,067	$0	$8,929	$8,929	$0
DGEIF	$137,864	$100,313	$37,551	$79,993	$79,993	$0	$41,703	$41,703	$0
DHYF	$7,267,007	$71,737	$7,195,270	$6,527,478	$66,861[10]	$6,460,617	$5,229,654	$58,840[10]	$5,170,814
DIBF	$5,621,867	$0	$5,621,867	$3,668,155	$0	$3,668,155	$589,233	$128,154	$461,079
DBCMMMF	$474,980	$62,845[27]	$412,135	$685,799	$91,949[28]	$593,850	$1,084,453	$15,325[10]	$1,069,128
DBMMMMF	$374,086	$150,979[29]	$223,107	$482,621	$158,361[30]	$324,260	$764,423	$30,621[31]	$733,802
DBNYMMMF	$885,260	$77,280[32]	$807,980	$1,238,887	$114,171 [33]	$1,124,716	$1,454,688	$23,895[10]	$1,430,793

1 As compensation for its services to the fund, the fund has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: 1% up to $30 million; .75 of 1% between $30 million and $300 million; .70 of 1% between $300 million and $500 million and .65 of 1% over $500 million.

2  With respect to the fiscal year ended December 31, 2009, for the period from January 1, 2009 to August 31, 2009 the management fee paid was paid to Founders Asset Management LLC, the former investment adviser.

3  With respect to the fiscal year ended September 30, 2009, for the period from October 1, 2008 to November 30, 2008 the management fee paid was paid to TBCAM, the former investment adviser.

4  With respect to the fiscal year ended September 30, 2009, for the period from October 1, 2008 to November 30, 2008 the management fee paid was paid to Newton, the former investment adviser.

5  As compensation for its services to the fund, the fund has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: .40 of 1% up to $250 million; .35 of 1% between $250 million and $500 million; and .30 of 1% over $500 million.

6  With respect to the fiscal year ended September 30, 2009, for the period from October 1, 2008 to November 30, 2008 the management fee paid was paid to Standish, the former investment adviser.

7  For the fiscal year ended October 31, 2011, the management fee was reduced by $1,662,361 pursuant to an undertaking by the Manager, and by $20,813, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

8  For the fiscal year ended October 31, 2010, the management fee was reduced by $1,613,898 pursuant to an undertaking by the Manager, and by $27,721, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

9 For the fiscal year ended October 31, 2009, the management fee was reduced by $227,193 pursuant to an undertaking by the Manager, and by $31,787, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

10 Represents the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

11 For the fiscal year ended August 31, 2011, the management fee was reduced by $55,213 pursuant to an undertaking by the Manager and by $15,068, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

12 For the fiscal year ended August 31, 2010, the management fee was reduced by $144,375 pursuant to an undertaking by the Manager and by $10,684, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

13 For the fiscal year ended August 31, 2009, the management fee was reduced by $123,368 pursuant to undertakings by Sarofim & Co., with respect to a portion of its sub-investment advisory fee, and the Manager, with respect to a portion of its management fee, and by $9,951, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

14 For the fiscal year ended October 31, 2011, the management fee was reduced by $1,382,908 pursuant to an undertaking by the Manager, and by $18,016, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

15 For the fiscal year ended October 31, 2010, the management fee was reduced by $1,699,752 pursuant to an undertaking by the Manager, and by $32,543, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

16 For the fiscal year ended October 31, 2009, the management fee was reduced by $346,184 pursuant to an undertaking by the Manager, and by $35,350, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

17 For the fiscal year ended October 31, 2011, the management fee was reduced by $56,235 pursuant to an undertaking by the Manager, and by $4,080, which amount represented the fund's allocable share of fees and expenses of the Independent Board Members (including counsel fees).

18 For the fiscal year ended October 31, 2010, the management fee was reduced by $145,128 pursuant to an undertaking by the Manager, and by $5,357, which amount represented the fund's allocable share of fees and expenses of the Independent Board Members (including counsel fees).

19 For the fiscal year ended October 31, 2009, the management fee was reduced by $167,179 pursuant to an undertaking by the Manager, and by $5,878, which amount represented the fund's allocable share of fees and expenses of the Independent Board Members (including counsel fees).

20 For the fiscal year ended October 31, 2011, the management fee payable was reduced by $34,647, pursuant to an undertaking by the Manager, and by $7,975, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

21 For the fiscal year ended October 31, 2010, the management fee payable was reduced by $89,654, pursuant to an undertaking by the Manager, and by $6,817, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

22 For the fiscal year ended October 31, 2009, the management fee was reduced by $20,790, pursuant to undertakings by Sarofim & Co., with respect to a portion of its sub-investment advisory fee, and the Manager, with respect to a portion of its management fee, and by $5,841, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

23 For the fiscal year ended October 31, 2011, the management fee paid was reduced by $1,532,944 pursuant to an undertaking by the Manager, and by $17,373, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

24 For the fiscal year ended October 31, 2010, the management fee paid was reduced by $1,354,562 pursuant to an undertaking by the Manager, and by $21,726, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

25 For the fiscal year ended October 31, 2009, the management fee was reduced by $1,077,019 pursuant to an undertaking by the Manager, and by $36,412, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

26 For the fiscal year ended May 31, 2009, the management fee reflects the period from September 12, 2008 (commencement of operations) through May 31, 2009.

27 For the fiscal year ended June 30, 2011, the management fee was reduced by $57,680 pursuant to an undertaking by the Manager, and by $5,237, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

28 For the fiscal year ended June 30, 2010, the management fee was reduced by $84,134 pursuant to an undertaking by the Manager, and by $7,815, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

29 For the fiscal year ended June 30, 2011, the management fee was reduced by $146,247 pursuant to an undertaking by the Manager, and by $4,732, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

30 For the fiscal year ended June 30, 2010, the management fee was reduced by $150,818 pursuant to an undertaking by the Manager, and by $7,543, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

31 For the fiscal year ended June 30, 2009, the management fee was reduced by $20,173 pursuant to an undertaking by the Manager, and by $10,448, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

32 For the fiscal year ended June 30, 2011, the management fee was reduced by $66,610 pursuant to an undertaking by the Manager, and by $10,670, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

33 For the fiscal year ended June 30, 2010, the management fee payable was reduced by $96,065 pursuant to an undertaking by the Manager, and by $18,106, which amount represented the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DCEF	Sarofim & Co.	0.2175%*	0.2175%
DTMGF	Sarofim & Co.	0.2175%*	0.2175%
DGEIF	Newton	0.41%	0.4100%
D/NIEF	Newton	0.38%	0.3800%

*  Effective August 3, 2009, the Manager agreed to pay Sarofim & Co. out of the fee the Manager receives from each fund, a monthly fee at the annual rate of .2175% of the value of each fund's average daily net assets. Prior to August 3, 2009, the Manager agreed to pay Sarofim & Co. out of the fee the Manager receives from each fund, an annual fee of .30% of the value of each fund’s average daily net assets.

For a fund's last three fiscal years, the fees payable by the Manager to the fund’s Sub-Adviser, if any, the amounts waived by the Sub-Adviser and the net fees paid were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DCEF	$421,036	$0	$421,036	$314,017	$0	$314,017	$361,566	$112,051*	$249,515
DTMGF	$243,465	$0	$243,465	$194,998	$0	$194,998	$218,044	$57,385*	$160,659
DGEIF	$66,175	$0	$66,175	$38,396	$0	$38,396	$20,017	$0	$20,017
D/NEIF	$2,322,775	$0	$2,322,775	$1,655,696	$0	$1,655,696	$1,136,032**	$0	$1,136,032

*  This reduction in Sarofim & Co’s sub-investment advisory fee paid by the Manager was passed to the fund and is reflected in the net management fee paid by the fund to the Manager, provided above.

** For the fiscal year ended September 30, 2009, the management fee payable by D/NEIF reflects the period from December 1, 2008 (commencement of the sub-advisory agreement) through September 30, 2009.

ADMINISTRATION COMPENSATION

Administration fees paid to Dreyfus or, prior to May 1, 2011 for funds other than Dreyfus Mid-Cap Growth Fund, The Bank of New York Mellon by certain funds for the last three fiscal years were as follows:

Fund	2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year
DMCGF*	$30,657	$270,442	$316,452
D/TBCEMCEF	$31,474	$45,000	$33,000
D/TBCLCCF	$39,882	$55,000	$45,000
D/TBCSCGF	$71,455	$45,000	$45,000
D/TBCSCVF	$72,638	$45,000	$45,000
D/TBCSCTSEF	$55,374	$45,000	$45,000
D/TBCSMCGF	$81,298	$53,000	$33,000
D/NIEF	$111,340	$72,000	$69,000
D/SFIF	$104,041	$60,000	$45,000
D/SGFIF	$142,300	$72,000	$60,000
D/SIFIF	$86,640	$60,000	$60,000
D/SITEBF	$61,420	$55,000	$45,000

* The figures for 2010 and 2009 include fees paid by Dreyfus Discovery Fund, Dreyfus Global Growth Fund and Dreyfus Passport Fund, which ceased operations in 2010, 2009 and 2009, respectively.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the three last fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DMCGF	Total commissions (A shares)	$5,691	$7,003	$2,186
	Commission amount retained	$5,691	$5,951	$497
	Total CDSCs	$1,589	$5,188	$5,133
	CDSC amount retained	$1,589	$5,188	$5,133

D/TBCEMCEF	Total commissions (A shares)	$112	$0	$0
	Commission amount retained	$61	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCLCCF	Total commissions (A shares)	$132	$0	$0
	Commission amount retained	$72	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCSMCGF	Total commissions (A shares)	$1,183	$542	$0
	Commission amount retained	$1,019	$0	$0
	Total CDSCs	$50	$0	$0
	CDSC amount retained	$50	$0	$0

D/NIEF	Total commissions (A shares)	$1,749	$3,633	$1,290
	Commission amount retained	$1,489	$3,633	$0
	Total CDSCs	$0	$1,032	$0
	CDSC amount retained	$0	$1,032	$0

D/SGFIF	Total commissions (A shares)	$11,071	$5,993	$0
	Commission amount retained	$5,262	$4,993	$0
	Total CDSCs	$1,954	$50	$0
	CDSC amount retained	$1,954	$50	$0

D/SITEBF	Total commissions (A shares)	$1,045	$1,416	$0
	Commission amount retained	$946	$1,416	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DCEF	Total commissions (A shares)	$64,190	$11,178	$93,718
	Commission amount retained	$62,237	$9,427	$89,106
	Total CDSCs	$22,605	$49,300	$133,384
	CDSC amount retained	$22,605	$49,300	$133,384

DOFIF	Total commissions (A shares)	$42,779	$39,531	$1,409
	Commission amount retained	$3,030	$3,461	$1,409
	Total CDSCs	$154	$1,719	$1,851
	CDSC amount retained	$154	$1,719	$1,851

DSCF	Total commissions (A shares)	$1,816	$6,951	$38,350
Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year
	Commission amount retained	$1,427	$4,057	$1,349
	Total CDSCs	$3,427	$17,792	$34,105
	CDSC amount retained	$3,427	$17,792	$34,105

DTMGF	Total commissions (A shares)	$15,778	$7,457	$54,205
	Commission amount retained	$10,278	$2,790	$23,187
	Total CDSCs	$15,247	$12,576	$35,587
	CDSC amount retained	$15,247	$12,576	$35,587

DHYF	Total commissions (A shares)	$64,118	$60,373	$128,308
	Commission amount retained	$46,474	$43,385	$52,524
	Total CDSCs	$21,085	$45,428	$97,672
	CDSC amount retained	$21,085	$45,428	$97,672

DGEIF	Total commissions (A shares)	$2,231	$1,339	$1,139
	Commission amount retained	$2,231	$622	$2
	Total CDSCs	$261	$0	$0
	CDSC amount retained	$261	$0	$0

DIBF	Total commissions (A shares)	$176,931	$113,601	$36,313
	Commission amount retained	$80,787	$103,795	$36,313
	Total CDSCs	$41,137	$58,466	$8,559
	CDSC amount retained	$41,137	$58,466	$8,559

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under “Distribution Plans, Service Plans and Shareholder Services Plans; Shareholder Services Agreement,” for the fund's last fiscal year were as follows:

Fund	Plan	Class	Amount

DMCGF	Distribution Plan (12b-1)	Class C	$88,961
		Class F	$64,449

	Shareholder Service Plan (12b-1)	Class A	$82,712
		Class C	$29,654
		Class F	$91,225

D/TBCEMCEF	Distribution Plan (12b-1)	Class C	$1,767
	Shareholder Service Plan (12b-1)	Class A	$507
		Class C	$589

D/TBCLCCF	Distribution Plan (12b-1)	Class C	$186
	Shareholder Service Plan (12b-1)	Class A	$580
		Class C	$62

D/TBCSMCGF	Distribution Plan (12b-1)	Class C	$9,429

	Shareholder Service Plan (12b-1)	Class A	$303,440
		Class C	$3,143

D/NIEF	Distribution Plan (12b-1)	Class C	$9,798
	Shareholder Service Plan (12b-1)	Class A	$47,357
		Class C	$3,266
Fund	Plan	Class	Amount

D/SGFIF	Distribution Plan (12b-1)	Class C	$59,377
	Shareholder Service Plan (12b-1)	Class A	$102,413
		Class C	$19,792

D/SITEBF	Distribution Plan (12b-1)	Class C	$4,665
	Shareholder Service Plan (12b-1)	Class A	$7,518
		Class C	$1,555

DAMTFMR	Distribution Plan (12b-1)	Investor	$81,864
		Class B	$554,847
	Shareholder Service Plan (12b-1)	Class B	$554,847

DBMIF	Distribution Plan (12b-1)	Investor	$2,254,800

DCEF	Distribution Plan (12b-1)	Class A	$230,136
		Class C	$659,685
	Service Plan (12b-1)	Class C	$219,895

DDSF	Distribution Plan (12b-1)	Investor	$585,650

DMMR	Distribution Plan (12b-1)	Investor	$476,227

DOFIF	Distribution Plan (12b-1)	Class A	$37,781
	Shareholder Service Plan (12b-1)	Class A	$71,329
		Class C	$12,593

DSCF	Distribution Plan (12b-1)	Class A	$126,679
		Class C	$60,494
	Service Plan (12b-1)	Class C	$20,165

DTMGF	Distribution Plan (12b-1)	Class A	$219,768
		Class C	$147,272
	Service Plan (12b-1)	Class C	$49,091

DUSTR	Distribution Plan (12b-1)	Investor	$243,379

DGEIF	Distribution Plan (12b-1)	Class C	$19,770
	Shareholder Service Plan (12b-1)	Class A	$14,555
		Class C	$6,590

DHYF	Distribution Plan (12b-1)	Class A	$894,461
		Class C	$943,986
	Shareholder Service Plan (12b-1)	Class C	$314,662

DIBF	Distribution Plan (12b-1)	Class C	$875,968
	Shareholder Service Plan (12b-1)	Class A	$1,116,641
		Class C	$291,989

The amounts paid by Dreyfus Mid-Cap Growth Fund to the Distributor under the fund's Shareholder Services Agreement for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans; Shareholder Services Agreement," for the fiscal years ended December 31, 2008, 2009 and 2010 were $270,669, $180,879 and $257,409, respectively. (The figures include fees paid by Dreyfus Discovery Fund, Dreyfus Global Growth Fund and Dreyfus Passport Fund, which ceased operations in 2010, 2009 and 2009, respectively.)

OFFERING PRICE

(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV per share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DMCGF	$5.29	5.75% of offering price (6.10% of NAV per share)	$0.32	$5.61
D/TBCEMCEF	$21.86	5.75% of offering price (6.10% of NAV per share)	$1.33	$23.19
D/TBCLCCF	$29.64	5.75% of offering price (6.10% of NAV per share)	$1.81	$31.45
D/TBCSMCGF	$12.95	5.75% of offering price (6.10% of NAV per share)	$0.79	$13.74
D/NIEF	$14.74	5.75% of offering price (6.10% of NAV per share	$1.90	$15.64
D/SGFIF	$20.74	4.50% of offering price (4.71% of NAV per share)	$0.98	$21.72
D/SITEBF	$23.05	4.50% of offering price (4.71% of NAV per share)	$1.09	$24.14
DCEF	$16.47	5.75% of offering price (6.10% of NAV per share)	$1.00	$17.47
DOFIF	$12.84	4.50% of offering price (4.71% of NAV per share)	$0.61	$13.45
DSCF	$14.25	5.75% of offering price (6.10% of NAV per share)	$0.87	$15.12
DTMGF	$19.34	5.75% of offering price (6.10% of NAV per share)	$1.18	$20.52
DEMDLCF	$15.22	4.50% of offering price (4.71% of NAV per share)	$0.72	$15.94
DEIF	$13.23	5.75% of offering price (6.10% of NAV per share)	$0.81	$14.04
DGEIF	$10.17	5.75% of offering price (6.10% of NAV per share)	$0.62	$10.79
DHYF	$6.21	4.50% of offering price (4.71% of NAV per share)	$0.29	$6.50
DIBF	$16.85	4.50% of offering price (4.71% of NAV per share)	$0.79	$17.64

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	D/SFIF	D/SGFIF	D/SIFIF	D/SITEBF	DOFIF	DHYF	DIBF
AAA	Aaa	AAA	82.6%	54.4%	45.6%	16.2%	25.7%	3.1%	46.1%
AA	Aa	AA	4.8%	23.9%	29.7%	44.6%	8.7%		29.7%
A	A	A	13.6%	9.2%	9.6%	33.7%	13.8%	0.6%	8.9%
BBB	Baa	BBB	18.8%	10.5%	10.0%	3.6%	33.4%	3.2%	8.7%
BB	Ba	BB	4.3%	2.8%	3.9%		10.4%	23.1%	4.2%
B	B	B	0.5%	0.8%	1.3%		5.5%	50.0%	1.1%
CCC	Caa	CCC					1.2%	18.2%
CC	Ca	CC
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1				1.1%
Not Rated	Not Rated	Not Rated		0.5%[1]	0.7%[2]	0.8%[3]	0.8%[4]	0.2%[6]	1.0%[8]
Total			124.6%	102.1.8%	100.8%	100.0%	99.5%[5]	98.4%[7]	99.7%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (0.5%)

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (0.7%)

3 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A (0.3%) and BBB (0.5%)

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (0.8%)

5 The fund also held convertible bonds rated Ba/BB (0.1%)

6 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: C/C (0.1%) and D/D (0.1%)

7 The fund also owns equity securities as follows: common stock (0.1%), and convertible bonds rated B/B (0.5%)

8 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Ba/BB (1.0%)

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	DAMTFMR	DBCMMF	DBMMMF	DBNYMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	79.6%	99.0%	87.8%	85.9%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2
AAA/AA	Aaa/Aa	AAA/AA	6.2%	1.0%	7.7%	3.3%
Not Rated	Not Rated	Not Rated	14.2%[1]		4.5%[2]	10.8%[2]
Total			100.0%	100.0%	100.0%	100.0%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F1+/F1 or VMIG 1/MIG 1/P1 or SP-1+ /SP-1/A-1 + /A-1 rating category.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMCGF	N/A	N/A

D/TBCEMCEF	N/A	N/A

D/TBCLCCF	J.P. Morgan Securities, Inc.	$175,000
	Bank of America N.A.	$126,000
	Wells Fargo & Co.	$562,000
	Citigroup, Inc.	$257,000

D/TBCSCGF	N/A	N/A

D/TBCSCVF	N/A	N/A

D/TBCSCTSEF	N/A	N/A

D/TBCSMCGF	N/A	N/A

D/NIEF	Barclays Capital	$8,070,000

D/SFIF	Goldman, Sachs & Co.	$5,547,000
	J.P. Morgan Securities, Inc.	$3,935,000
	Citigroup Inc.	$3,373,000
	Bank of America Securities Inc.	$3,002,000
	Credit Suisse (USA) Inc.	$1,065,000
	Morgan Stanley	$403,000

D/SGFIF	Citigroup Inc.	$346,000
	J.P. Morgan Securities, Inc.	$1,858,000
	Morgan Stanley	$387,000
	Barclays Capital Inc.	$1,642,000
	Goldman, Sachs & Co.	$390,000
	Bank of America Securities Inc.	$1,470,000

D/SIFIF	Barclays Capital Inc.	$658,000
	J.P. Morgan Securities, Inc.	$430,000
	Morgan Stanley	$250,000

D/SITEBF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DAMTFMR	J.P. Morgan Securities, Inc.	$17,000,000

DBSPSIF	N/A	N/A

DBMIF	J.P. Morgan Securities, Inc.	$23,441,000
	Bank of America N.A.	$22,263,000
	Citigroup Global Markets, Inc.	$22,093,000
	Morgan Stanley	$16,393,000
	UBS Securities LLC	$9,100,000
	Credit Suisse (USA) Inc.	$8,017,000
	Goldman, Sachs &Co.	$7,701,000
	RBS Securities, Inc.	$4,308,000
	Barclays Capital, Inc.	$1,493,000
	Deutsche Bank Securities, Inc.	$960,000

DCEF	J.P. Morgan Securities, Inc.	$5,407,000

DDSF	Citigroup Global Markets, Inc.	$6,545,000
	J.P. Morgan Securities, Inc.	$4,261,000
	Bank of America N.A.	$2,871,000

DMMR	Goldman, Sachs & Co.	$55,000,000
	Barclays Capital Inc.	$15,000,000
	RBS Securities, Inc.	$12,000,000
	UBS Securities LLC	$10,000,000
	Credit Suisse (USA) Inc.	$10,000,000

DOFIF	Citigroup Inc.	$1,015,000
	Bank of America N.A.	$983,000
	Morgan Stanley	$526,000
	J.P. Morgan Securities, Inc.	$389,000
	Goldman, Sachs & Co.	$198,000
	RBS Securities, Inc.	$173,000
	Credit Suisse (USA) Inc.	$38,000

DSCF	N/A	N/A

DTMGF	J.P. Morgan Securities, Inc.	$1.825,000

DUSTR	Goldman, Sachs & Co.	$51,000,000
	J.P. Morgan Securities, Inc.	$50,000,000
	RBS Securities, Inc.	$50,000,000

DEMDLCF	N/A	N/A

DEIF	J.P. Morgan Securities, Inc.	$37,000
	Deutsche Bank Securities, Inc.	$19,000
	Goldman, Sachs & Co.	$14,000
	Bank of America N.A.	$4,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DGEIF	N/A	N/A

DHYF	N/A	N/A

DIBF	Barclays Capital Inc.	$12,464,000
	J.P. Morgan Securities Inc.	$12,128,000
	Morgan Stanley	$10,123,000
	Citigroup Inc.	$5,903,000
	Credit Suisse (USA) Inc.	$5,227,000

DBCMMMF	J.P. Morgan Securities Inc.	$3,500,000

DBMMMMF	N/A	N/A

DBNYMMMF	J.P. Morgan Securities Inc.	$10,000,000

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DMCGF	$432,248	$195,481	$330,276	$14,179	$155,817	$0

D/TBCEMCEF	$49,009	$0	$59,944	$0	$61,158	$0
D/TBCLCCF	$42,598	$8,897	$49,814	$13,895	$94,239	$0
D/TBCSCGF	$865,632	$238,467	$1,250,045	$317,602	$2,077,082	$306,772
D/TBCSCVF	$1,258,783	$314,377	$1,578,258	$950,405	$1,075,114	$341,906
D/TBCSCTSEF	$669,321	$173,650	$914,109	$239,072	$1,797,921	$214,403
D/TBCSMCGF	$1,480,948	$338,440	$1,276,490	$196,272	$685,074	$76,961
D/NIEF	$988,840	$0	$748,266	$0	$508,051	$0
D/SFIF	$7,345	$0	$15,489	$0	$16,612	$0
D/SGFIF	$9,911	$0	$6,911	$0	$3,980	$0
D/SIFIF	$7,595	$0	$11,484	$0	$6,644	$0
D/SITEBF	$0	$0	$0	$0	$0	$0

DAMTFMR	$0	$0	$0	$0	$0	$0
DBSPSIF	$22,913	$0	$32,862	$0	$26,571	$2,563
DBMIF	$0	$0	$0	$0	$0	$0
DCEF	$38,251	$0	$5,106	$0	$17,969	$0
DDSF	$820,472	$189,639	$829,715	$228,772	$1,210,317	$6,898
DMMR	$0	$0	$0	$0	$0	$0
DOFIF	$14,864	$0	$3,105	$0	$2,411	$0
DSCF	$281,626	$152,052	$936,374	$103,132	$356,414	$0
DTMGF	$19,358	$0	$5,260	$0	$15,248	$0
DUSTR	$0	$0	$0	$0	$0	$0

Fund	2011 Fiscal Year		2010 Fiscal Year		2009 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DEMDLCF	$0	$0	$318	$0	$0	$0
DEIF	$2,081	$0	$514	$0	$375	$0
DGEIF	$22,529	$0	$14,340	$0	$9,190	$6,544
DHYF	$1,414	$0	$1,857	$0	$1,741	$0
DIBF	$81,328	$0	$35,934	$0	$8,735	$0

DBCMMMF	$0	$0	$0	$0	$0	$0
DBMMMMF	$0	$0	$0	$0	$0	$0
DBNYMMMF	$0	$0	$0	$0	$0	$0

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DMCGF	The fund’s assets increased significantly over the last three fiscal years

D/TBCEMCEF	N/A
D/TBCLCCF	N/A
D/TBCSCGF	The fund’s assets decreased significantly over the last three fiscal years
D/TBCSCVF	N/A
D/TBCSCTSEF	The fund’s assets decreased significantly over the last three fiscal years
D/TBCSMCGF	The fund’s assets decreased significantly over the last three fiscal years
D/NIEF	N/A
D/SFIF	N/A
D/SGFIF	N/A
D/SIFIF	N/A
D/SITEBF	N/A

DAMTFMR	N/A
DBSPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DMMR	N/A
DOFIF	N/A
DSCF	N/A
DTMGF	N/A
DUSTR	N/A

DCVF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A
DHYF	N/A
DIBF	N/A

DBCMMMF	N/A
DBMMMMF	N/A
DBNYMMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DMCGF	$236,813,541	$284,228
D/TBCEMCEF	$23,922,495	$46,488
D/TBCLCCF	$35,889,862	$38,838
D/TBCSCGF	$564,040,185	$1,034,748
D/TBCSCVF	$623,279,099	$1,369,938
D/TBCSMCGF	$647,024,973	$1,006,656
DBSPSIF	$0	$0
DDSF	$741,748,872	$277,625
DSCF	$117,881,884	$99,480
DTMGF	$44,316,486	$19,358
DGEIF	$20,210,533	$8,578

PORTFOLIO TURNOVER VARIATION(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMCGF	Volatile market conditions

D/TBCEMCEF	Volatile market conditions
D/TBCLCCF	N/A
D/TBCSCGF	Volatile market conditions
D/TBCSCVF	N/A
D/TBCSCTSEF	Volatile market conditions
D/TBCSMCGF	Volatile market conditions
D/NIEF	Volatile market conditions
D/SFIF	N/A
D/SGFIF	Volatile market conditions
D/SIFIF	Volatile market conditions
D/SITEBF	N/A

DBSPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DOFIF	Volatile market conditions
DSCF	Volatile market conditions
DTMGF	N/A

DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DMCGF	Volatile market conditions

D/TBCEMCEF	Volatile market conditions
D/TBCLCCF	N/A
D/TBCSCGF	Volatile market conditions
D/TBCSCVF	N/A
D/TBCSCTSEF	Volatile market conditions
D/TBCSMCGF	Volatile market conditions
D/NIEF	Volatile market conditions
D/SFIF	N/A
D/SGFIF	Volatile market conditions
DHYF	N/A
DIBF	Volatile market conditions

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned
April 2, 2012	DMGF	Class A	National Financial Service Corp P.O. Box 3908 Church St Station New York, NY 10008-3908	26.3477%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.3530%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.7414%

			Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	7.4925%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.0628%

		Class C	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	22.9340%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	17.7061%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.4314%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	10.6251%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.9759%

		Class I	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	16.0308

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	13.0988%

			Fidelity Investments Institutional 100 Magellan Way Covington, KY 41015-1999	12.4850%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	12.1462%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	9.5542%

			National Financial Service Corp P.O. Box 3908 Church St Station New York, NY 10008-3908	7.3659%

			Frontier Trust Company FBO Soalrgenix Energy LLC 411(k) Plan Fargo, ND 58106-0758	7.0150%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	6.9419%

			Counsel Trust DBA MATC FBO Podiatric Medical Partners of 401(K) 1251 Waterfront Place Suite 525 Pittsburgh, PA 15222-4228	5.2344%

		Class F	Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	12.2259%

Date	Fund	Class	Name & Address	Percent Owned

			National Financial Service Corp P.O. Box 3908 Church St Station New York, NY 10008-3908	6.3825%

January 10, 2012	D/TBCEMCEF	Class I	BNY Mellon Corporation MBC Investment Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	36.8335%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	36.3846%

			ZTP LLC St Louis, MO 63105-1925	10.4373%

			The Laurence Manchester 2002 Trust Newton, MA 02465-2401	6.6517%

		Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	46.4235%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	36.7319%

			RBC Capital Markets Corp Individual Retirement Account Des Moines, IA 503-2636	5.2674%

		Class C	Southwest Securities Inc. Dallas, TX 752-9002	60.5543%

			Raymond and James Associates, Inc. Boca Raton, FL 33486-5511	21.8377%

			Raymond and James Associates, Inc. Dallas, TX 75219-7705	6.8643%

	D/TBCLCCF	ClassI	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	46.3002%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	20.8156%

Date	Fund	Class	Name & Address	Percent Owned
			Dreyfus Moderate Allocation Fund The Dreyfus Corporation 200 Park Avenue New York, NY 10166-0090	7.0233%

			Christina D. Wood Dover, MA	5.5871%

		Class A	The Bank of New York Mellon Middletown, CT 06457-1793	69.6687%

			Carole Millet Cust 750106 Paris, France	61.6985%

			Lisa M. Keder Cust Columbus, OH 43209-1874	14.0475%

			BNY Mellon Corporation MBC Investment Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	5.4053%

		Class C	BNY Mellon Corporation MBC Investment Corporation 100 White Clay Center Drive Suite 102 Newark, DE 19711	65.6895%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	34.3105%

	D/TBCSCGF		Wells Fargo Bank Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NYC 28288-1076	47.8426%

			National Financial Service Corp. P.O. Box 3908 Church Station New York, NY 10008-3908	17.8400%

			Texas Iron Workers’ Pension Plan 9555 W Sam Houston Pkwy South Suite 400 Houston, TX 77099-2145	8.5632%

			Mitra & Co. 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638	6.0108%

	D/TBCSCTSEF		Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	41.6602%

Date	Fund	Class	Name & Address	Percent Owned
			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	20.9901%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	15.1257%

	D/TBCSCVF		National Financial Service Corp P.O. Box 3908 Church St Station New York, NY 10008-3908	28.5005%

			Wachovia Bank Retirement Plans 1525 West Harris Blvd NC 1151 Charlotte, NC 28288-001	10.4934%

			T. Rowe Price Retirement Plan Retirement Savings Plan 4515 Painters Mill Road Owings Mill, MD 2117-4903	9.5227%

			SunTrust Bank 25 Park Place MC 210 Atlanta, GA 30303-2918	8.6191%

			JPMorgan Chase Retirement Savings Plan 11500 Outlook Street Overland Park, KS 21117-4903	9.5227%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	5.2999%

	D/TBCSMCGF	Class I	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	24.5200%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.1746%

			Hartford Securities Distribution P.O. Box 2999 Hartford, CT 06104-2999	16.3660%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	16.1197%

Date	Fund	Class	Name & Address	Percent Owned

		Class A	Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	15.6399%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.1426%

		Class C	The Bank of New York Mellon Clinton, CT 06413-1333	15.4542%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	14.0109%

			UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	11.1703%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.8607%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.7224%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.7301%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.7201%

	D/SITEBF	Class I	Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	30.2405%

			National Financial Services New York, NY 10008-3908	23.0718%

			MAC & Co. Attn Mutual Fund P.O. Box 3198 Pittsburgh, PA 15230-3198	19.4809%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.1961%

Date	Fund	Class	Name & Address	Percent Owned

			Wells Fargo Bank Minneapolis, MN 55480-1533	6.2349%

		Class A	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	31.2802%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	19.9338%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.9730%

			San Jacinto College Foundation 4624 Fairmont Pkwy Pasadena, TX 77504-3329	5.7463%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	51.9972%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	21.0247%

			Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	5.7187%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92123-1968	5.2887%

	D/NIEF	Class A	UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	68.7844%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.8295%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.8195%

			American Enterprise Investment SVC Minneapolis, MN 55402-2405	5.9000%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	5.2997%

Date	Fund	Class	Name & Address	Percent Owned

		Class C	UBS WM USA 499 Washington Blvd Jersey City, NJ 07310-1995	37.7000%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	29.5989%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	23.7055%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0153%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	78.7297%

			Dreyfus Premier Diversified International Fund The Dreyfus Corporation 200 Park Avenue New York, NY 10166-0090	18.9439%

April 2, 2012	D/SFIF	Class I	National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	24.8855%

			Wilmington Trust RIC FBO CTGR Core Fixe Income Phoenix, AZ 85072-2129	19.1012%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	9.9238%

			MAC & Co. Attn: Mutual Fund Ops P.O. Box 3198 Pittsburgh, PA 15230-3198	17.4347%

			Keybank NA FBO OPRSF endowment Mutual Funds Cus P.O. Box 94871 Cleveland, OH 44101-4871	6.3154%

	D/SGFIF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	64.8570%

Date	Fund	Class	Name & Address	Percent Owned
			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	22.6842%

		Class C	American Enterprise Investment SVC Minneapolis, MN 55440-9446	38.3080%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	33.2227%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.1698%

		Class I	Children’s Medical Center Corp. Major Capitol Projects Fund 1295 Boylston St Ste 300 Boston, MA 02215-3407	30.6430%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	29.1667%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	9.7421%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9059%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	5.5522%

	D/SIFIF		Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	24.7441%

			Mitra & Co FBO 98 C/O Marshall & Isley Trust Co 11270 West Park Place Milwaukee, WI 53224-3638	12.2449%

			TD Ameritrade Clearing Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.4599%

Date	Fund	Class	Name & Address	Percent Owned
			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7868%

			National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	7.4222%

			Wells Fargo Bank Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NYC 28288-1076	5.7757%

February 3, 2012	DAMTFMR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	94.5091%

		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Ctr Pittsburg, PA 15259-0001	91.1487%

			National Financial Services Corp One World Financial Center 200 Liberty Street New York, NY 10281-1003	6.4055%

		Class B	Stifel Nicoluas & Co. Inc. 500N Broadway Saint Louis, MO 63102-2110	54.3823%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.3049%

			Jannet Montgomery Scott, LLC 1801 Market Street Philadelphia, PA 19103-1675	11.6782%

			Morgan Keegan & Co. Inc. 50N Front Street Memphis, TN 3810-1119	11.6345%

		BASIC shares	E Trade Clearing LLC P.O. Box 484 Jersey City, NJ 07303-0484	10.1141%

			Roslyn Borg TTEE Saint Louis, MO 63130-3701	8.4886%

			Paul Goldstein TTEE Boynton Beach, FL 33436-6202	7.7822%

Date	Fund	Class	Name & Address	Percent Owned

			Eva I Thisner TTEE Mercer Island, WA 98040-1522	5.8691%

	DBSPSIF		Fidelity Investments Institutional 100 Magellan Way Covington, KY 41015-1999	19.7389%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	15.7115%

			Hartford Securities Distribution P.O. Box 2999 Hartford, CT 06104-2999	9.6724%

			MAC & Co. Attn Mutual Fund P.O. Box 3198 Pittsburgh, PA 15230-3198	8.9533%

			New Mexico 529 The Education Plan Portfolio 6803 S Tucson Way Centennial, Co. 80112	5.0614%

	DBMIF	Investor shares	National Financial Services 82 Devonshire Street Boston, MA 02109	40.1977%

			VRSCO FBO AIG FSB & Halifax Regional Medical Center Houston, TX 77019-717	9.0451%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	8.8424%

			DCGT FBO Superior Officers Council Des Moines, IA 503-2-0001	8.0521%

		BASIC shares	Edward D. Jones & Co. Maryland Hts, MO 63043-3009	24.9098%

			Brown Brothers Harriman & Co. Customer for Texas College Savings Plan Jersey City, NJ 07310-1606	11.7877%

			State Street Bank & Trust Co, FBO Oregon College Savings Plan Diversified Salem, OR 97301-3896	10.9426%

Date	Fund	Class	Name & Address	Percent Owned

			MAC & Co. Attn Mutual Fund P.O. Box 3198 Pittsburgh, PA 15230-3198	6.6593%

			New Mexico Scholars Edge C/O Brown Brothers Harriman & Co. Jersey City, NJ 07310-1606	6.0267%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.9396%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	5.1807%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	5.1788%

	DDSF		National Financial Services 82 Devonshire Street Boston, MA 02109	13.86285

	DMMR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	76.5015%

			Mellon Financial Corporation Mellon Client Service Center 500 Ross Street Pittsburg, PA 15262-0001	10.2897

		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Ctr Pittsburg, PA 15259-0001	70.2223%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.6491%

			National Financial Services 82 Devonshire Street Boston, MA 02109	8.3292%

	DOFIF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	37.7110%

Date	Fund	Class	Name & Address	Percent Owned
			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.2844%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	6.1857%

			Hasmukh & Chandrika Doshi Charitable Trust Fairfield, NJ 07004-1588	7.0938%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	33.2983%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	22.6630%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	19.3323%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92123-1968	9.6406%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	38.0518%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	26.2676%

			Standish Tax Exempt LTIP 201 Washington Street Boston, MA 02108-4403	16.2192%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.0352%

			Fixed Income and Cash AM Services Company LLC 2010 LTIP 201 Washington Street Boston, MA 02108-4403	5.2681%

	DSCF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	33.0160%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	13.4399%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	7.3063%

			National Financial Services 82 Devonshire Street Boston, MA 02109	6.2730%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	33.5060%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.0758

			National Financial Services 82 Devonshire Street Boston, MA 02109	7.0596%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.8387%

			MG Trust Company Custody FBO Kreinces Rollins & Shanker, LLC Denver, CO 80202-3531	6.4905%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.1970%

		Class I	VRSCO FBO AIGSB & Custody Houston, TX 77019-7117	67.4041%

			Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	6.4449%

			National Financial Services 82 Devonshire Street Boston, MA 02109	5.3651%

	DTMGF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.9030%

Date	Fund	Class	Name & Address	Percent Owned
			PIMS/Prudential Retirement 1770 Promontory Circle Greeley, CO 80634-9039	9.0693%

			National Financial Services 82 Devonshire Street Boston, MA 02109	8.3002%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	7.8246%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	6.0517

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.9464%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	32.4748%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	16.9580%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.2317%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.3209%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.9834%

		Class I	National Financial Services 82 Devonshire Street Boston, MA 02109	34.8519%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	19.4417%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	18.2616%

Date	Fund	Class	Name & Address	Percent Owned
			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	8.9960%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.6545%

			Orchard Trust Co. LLC FBO Putnam Investment Greenwood Village, CO 80111-5002	5.1706%

	DUSTR	Investor shares	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	94.5091%

		Class R	Boston & Co. Attn Cash Sweep 3 Mellon Bank Ctr Pittsburg, PA 15259-0001	98.9129%

December 9, 2011	DCEF	Class A	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	21.9792%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.9047%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	11.9767%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	6.1360%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.7185%

			National Financial Services 82 Devonshire Street Boston, MA 02109	5.2841%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	56.8827%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	13.8770%

Date	Fund	Class	Name & Address	Percent Owned
			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.8800%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.9060%

		Class I	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	45.2594%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	27.3094%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	15.1781%

			LPL Financial 9785 Towne Centre Drive San Diego, CA 92123-1968	8.0541%

April 2, 2012	DHYF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	17.0287%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.3012%

			Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.9489%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.4024%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	5.5738%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.4048%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	35.2369%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	16.6563%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	9.7520%

			American Enterprise Investment SVC Minneapolis, MN 55440-9446	5.9952%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.7119%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.2136%

		Class I	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	69.7565%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.3933%

February 3, 2012	DGEIF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	35.5644%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	16.8883%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.6954%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.6964%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	70.7834%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	16.4969%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.5122%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	Blue Cross and Blue Shield of Massachusetts 401 Park Drive Boston, MA 02215-3326	67.5399

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16.772%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	12.5892%

	DIBF	Class A	American Enterprise Investment SVC Minneapolis, MN 55440-9446	27.9451%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	24.3346%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.9101%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.1001%

			Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	8.8564%

		Class C	Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	28.7460%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	14.6505%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.3086%

			Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.2771%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	9.1417%

Date	Fund	Class	Name & Address	Percent Owned
				7.8710%
			American Enterprise Investment SVC Minneapolis, MN 55440-9446

			National Financial Service Corp. P.O. Box 3908 Church Station New York, NY 10008-3908	6.3446%

		Class I	National Financial Service Corp. P.O. Box 3908 Church Station New York, NY 10008-3908	21.9464%

			SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	17.1653%

			Merrill Lynch 4800 Deer Lake Drive East- 2nd Floor Jacksonville, FL 32246-6484	16.2493%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.6930%

			Morgan Stanley & Co. Harborside Financial Center Plaza 2 Jersey City, NJ 07311	6.6326%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9346%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investor shares and BASIC shares of Dreyfus Bond Market Index Fund were formerly called Institutional shares and Retail shares, respectively.

Investment Minimums

The minimum initial investment in Dreyfus AMT-Free Municipal Reserves (Class B shares), Dreyfus Bond Market Index Fund (Investor shares) and Dreyfus Disciplined Stock Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (BASIC shares), Dreyfus Money Market Reserves (Class R shares and Investor shares) and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares), is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse or minor child of any of the foregoing.

The minimum initial investment for each fund, except Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (BASIC shares), Dreyfus High Yield Fund, Dreyfus Money Market Reserves (Class R shares and Investor shares), Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares), is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of each fund, except Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund, are offered without regard to the minimum initial investment requirements to board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the funds. Shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves are offered without regard to the minimum initial investment requirement to the board members of such funds.

Shares of each fund, except Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund and Dreyfus Bond Market Index Fund (BASIC shares), are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee-based programs.

Each fund, except Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund, reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Dreyfus AMT-Free Municipal Reserves (Class R shares and Investor shares), Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York

Municipal Money Market Fund, Dreyfus Money Market Reserves (Class R shares and Investor shares) and Dreyfus U.S. Treasury Reserves (Class R shares and Investor shares). Each fund may waive its minimum initial investment requirement for new accounts opened through a Service Agent whenever Dreyfus Investments Division ("DID") determines for the initial account opened through such Service Agent, which is below a fund's minimum initial investment requirement, that the existing accounts in the fund opened through that Service Agent have an average account size, or the Service Agent has adequate intent and access to funds to result in maintenance of accounts in the fund opened through that Service Agent with an average account size, in an amount equal to or in excess of $25,000 ($100,000 with respect to Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves). DID will periodically review the average size of the accounts opened through each Service Agent and, if necessary, reevaluate the Service Agent's intent and access to funds. DID will discontinue the waiver as to new accounts to be opened through a Service Agent if DID determines that the average size of accounts opened through that Service Agent is less than $25,000 ($100,000 with respect to Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves) and the Service Agent does not have the requisite intent and access to funds.

Reopening an Account

You may reopen an account in each fund, except in Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves, Dreyfus U.S. Treasury Reserves and the funds listed in the paragraph below, with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. You may reopen an account in the fund with a minimum investment of $1,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

Dreyfus AMT-Free Municipal Reserves. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Information Pertaining to Purchase Orders

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as follows:

On March 13, 2012, outstanding Class B shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund converted to Class A shares.

Dreyfus Core Equity Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund each offered Class T shares prior to February 4, 2009.

Holders of Class A shares of Dreyfus Core Equity Fund since April 14, 2002 may continue to purchase Class A shares of the fund at NAV. However, investments by such holders in other funds advised by the Adviser will be subject to any applicable front-end sales load.

Class F shares of Dreyfus Mid-Cap Growth Fund generally are offered only to persons or entities who have continuously maintained a Class F account with the fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with the Adviser or its predecessor and the fund continuously since December 30, 1999. See the prospectus for more detailed information regarding eligibility to purchase Class F shares.

Holders of Class I shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing account whether or not they would otherwise be eligible to do so.

Class I shares of Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus High Yield Fund and Dreyfus/Newton International Equity Fund are offered to series of BNY Mellon Funds Trust.

Class I shares of Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus/Newton International Equity Fund and Dreyfus/The Boston Company Emerging Markets Core Equity Fund are offered to certain funds in The Dreyfus Family of Funds.

Class R shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves are offered only to (i) bank trust departments and other financial service providers (including BNY Mellon and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA or by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves who have held their shares since June 5, 2003 may continue to purchase Class R shares of the fund for their existing accounts whether or not they would otherwise be eligible to do so.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege Redemption Through an Authorized Entity
Dreyfus High Yield Fund	Checkwriting Privilege (Class A only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus BASIC California Municipal Money Market Fund Dreyfus BASIC Massachusetts Municipal Money Market Fund Dreyfus BASIC New York Municipal Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Dreyfus/Standish Fixed Income Fund

Dreyfus/Standish International Fixed Income Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

Dreyfus/The Boston Company Small Cap Value Fund

Wire Redemption Privilege

Fund	Services

Dreyfus Core Equity Fund

Dreyfus Emerging Markets Debt Local Currency Fund

Dreyfus Equity Income Fund

Dreyfus Global Equity Income Fund

Dreyfus International Bond Fund

Dreyfus Mid-Cap Growth Fund

Dreyfus/Newton International Equity Fund

Dreyfus Opportunistic Fixed Income Fund

Dreyfus Small Cap Fund

Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus Tax Managed Growth Fund

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Dreyfus/The Boston Company Large Cap Core Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus AMT-Free Municipal Reserves Dreyfus Money Market Reserves Dreyfus U.S. Treasury Reserves	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

||A NAME||Transaction Fees

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, these funds may not be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If you have not been a shareholder of Dreyfus BASIC California Municipal Money Market Fund since November 20, 1995, Dreyfus BASIC Massachusetts Municipal Money Market Fund since May 8, 1996 or Dreyfus BASIC New York Municipal Money Market Fund since December 8, 1995 (with respect to each fund, a "Prior Shareholder") and your account balance in the respective fund is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000 and you are not a Prior Shareholder. Additionally, if your account balance is less than $50,000 and you are not a Prior Shareholder, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $1,000 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check and the $2.00 charge described above in "Transaction Fees" and in the prospectus, if applicable.

TeleTransfer Privilege

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. You may request by telephone that redemption proceeds (minimum of $1,000/maximum of $20,000 per day) be transferred between your fund account and your bank account.

Dreyfus AMT-Free Municipal Reserves. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Wire Redemption Privilege

Dreyfus AMT-Free Municipal Reserves. By using the Wire Redemption Privilege, you authorize the Transfer Agent to act on telephone, letter or, with respect to Class R shares, Investor shares and BASIC shares of the fund, online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. The redemption proceeds minimum is $5,000 per day.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Each fund ordinarily will initiate payment for shares redeemed pursuant to this Privilege on the same business day the redemption is effective.

Information Pertaining to Redemptions

Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund. To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services

Dreyfus Core Equity Fund

Dreyfus Emerging Markets Debt Local Currency Fund

Dreyfus Equity Income Fund

Dreyfus Global Equity Income Fund

Dreyfus High Yield Fund

Dreyfus International Bond Fund

Dreyfus Mid-Cap Growth Fund

Dreyfus Opportunistic Fixed Income Fund

Dreyfus Small Cap Fund

Dreyfus Tax Managed Growth Fund

Dreyfus/Newton International Equity Fund

Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Dreyfus/The Boston Company Large Cap Core Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

Fund	Services
Dreyfus AMT-Free Municipal Reserves Dreyfus BASIC S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund Dreyfus Money Market Reserves Dreyfus U.S. Treasury Reserves

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus BASIC California Municipal Money Market Fund Dreyfus BASIC Massachusetts Municipal Money Market Fund Dreyfus BASIC New York Municipal Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

Dreyfus/Standish Fixed Income Fund

Dreyfus/Standish International Fixed Income Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

Dreyfus/The Boston Company Small Cap Value Fund

Fund Exchanges Corporate Pension/Profit-Sharing and Retirement Plans

||A NAME||Fund Exchanges

Dreyfus AMT-Free Municipal Reserves. To request an exchange, you or your Service Agent acting on your behalf may give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class R shares, Investor shares and BASIC shares, online. The ability to issue exchange instructions by telephone or, with respect to Class R shares, Investor shares and BASIC shares, online is given to shareholders of the fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class R shares, Investor shares and BASIC shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Exchanges out of each fund pursuant to fund exchanges are limited to four per calendar year. Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund each reserves the right, upon not less than 60 days' written notice, to charge shareholders who have held fund shares since November 20, 1995, May 8, 1996 or December 8, 1995, respectively, a nominal fee for each exchange in accordance with rules promulgated by the SEC.

Dreyfus Mid-Cap Growth Fund. The fund has established an exchange privilege between Class F shares of the fund and Dreyfus Liquid Assets, Inc. ("DLA"). This privilege allows Class F shareholders of the fund to exchange their shares for Class 1 shares of DLA, and for such exchanging shareholders, as well as DLA shareholders who are former shareholders of Dreyfus Founders Money Market Fund (which was reorganized into DLA on September 22, 2006), to exchange their Class 1 DLA shares for the Class F shares of the fund, subject to the terms of the fund's prospectus.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS; SHAREHOLDER SERVICES AGREEMENT

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholders Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Core Equity Fund

Dreyfus Emerging Markets Debt Local Currency Fund

Dreyfus Equity Income Fund

Dreyfus Global Equity Income Fund

Dreyfus International Bond Fund

Dreyfus Mid-Cap Growth Fund

Dreyfus/Newton International Equity Fund

Dreyfus Small Cap Fund

Dreyfus Opportunistic Fixed Income Fund

Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus Tax Managed Growth Fund

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Dreyfus/The Boston Company Large Cap Core Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus High Yield Fund	Class C	Distribution Plan (12b-1)	The fund pays the Distributor 0.75% for distributing these shares.
Dreyfus AMT-Free Municipal Reserves	Class B	Distribution Plan (12b-1)

The fund pays the Distributor 0.25% for distributing these shares. The Distributor may make payments from the Rule 12b-1 fees it collects to compensate Service Agents that have entered into agreements with the Distributor, under which the Service Agents are obligated to provide distribution related services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Mid-Cap Growth Fund	Class F	Distribution Plan (12b-1)

The fund pays the Distributor an amount not to exceed 0.25% for distributing these shares. These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of these shares and related activities. Payments may be made only to reimburse expenses paid during a rolling twelve-month period. Any reimbursable expenses paid in excess of this limitation will be borne by the Distributor.

Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Bond Market Index Fund	Class A Investor Shares	Distribution Plan (12b-1)

The fund pays up to 0.25% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Small Cap Fund Dreyfus Tax Managed Growth Fund Dreyfus AMT-Free Municipal Reserves† Dreyfus Money Market Reserves† Dreyfus U.S. Treasury Reserves†	Class A Shares Investor Shares	Distribution Plan (12b-1)

The fund pays the Distributor up to 0.25% for shareholder servicing activities and/or for activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Disciplined Stock Fund	N/A	Distribution Plan (12b-1)

The fund pays up to 0.10% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Mid-Cap Growth Fund

Dreyfus Emerging Markets Debt Local Currency Fund

Dreyfus Equity Income Fund

Dreyfus Global Equity Income Fund

Dreyfus International Bond Fund

Dreyfus/Newton International Equity Fund

Dreyfus Opportunistic Fixed Income Fund

Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Dreyfus/The Boston Company Large Cap Core Fund

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholders accounts. Under the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus AMT-Free Municipal Reserves	Class B	Shareholder Services Plan (12b-1)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of this class. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholders accounts. Under the Plan, the Distributor may enter into shareholder services agreements with Service Agents and make payments to Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Small Cap Fund Dreyfus Tax Managed Growth Fund	Class C	Service Plan (12b-1)

The fund pays the Distributor and/or its affiliates 0.25% for the provision of certain services to the shareholders of this class. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and providing services related to the maintenance of shareholders accounts. The Distributor may make payments to certain Service Agents in respect of these services.

______________
* As applicable to the funds listed (not all funds have all classes shown).

** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

† The amount each fund pays to the Distributor is currently limited by the fund's Board of Directors to 0.20%.

||A NAME||Shareholder Services Agreement (Dreyfus Mid-Cap Growth Fund only)

Pursuant to a Shareholder Services Agreement, the Distributor performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account and other shareholder-related services for the fund's Class F shareholders. The fund pays to the Distributor a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the fund considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by the Distributor pursuant to the agreement, but also for services rendered and facilities furnished by the Transfer Agent in performing transfer agent services for Class F shareholders. In addition to the per account fee, the Distributor and the Transfer Agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities[4]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus BASIC S&P 500 Stock Index Fund	✓		✓
Dreyfus Bond Market Index Fund			✓	✓
Dreyfus Core Equity Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund	✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓		✓
Dreyfus Global Equity Income Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓ (up to 25% of assets)	✓
Dreyfus Mid-Cap Growth Fund	✓	✓	✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓	✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓	✓	✓
Dreyfus Small Cap Fund	✓	✓	✓	✓
Dreyfus/Standish Fixed Income Fund	✓		✓	✓	✓ (up to 15% of assets)	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓ (up to 25% of assets)	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓		✓	✓	✓	✓ (municipal securities only)
Dreyfus/Standish International Fixed Income Fund	✓		✓	✓	✓ (up to 25% of assets)	✓

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities[4]	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Tax Managed Growth Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓	✓	✓ (up to 5% of net assets)	✓
Dreyfus/The Boston Company Large Cap Core Fund	✓	✓	✓	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓	✓	✓	✓

1 For all funds other than Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund, includes common and preferred stock, convertible securities and warrants. For Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund, includes common stock. Dreyfus Opportunistic Fixed Income Fund, from time to time, may hold common stock sold in units with, or attached to, debt securities purchased by the fund. The fund also may hold common stock received upon the conversion of convertible securities. In connection with its investments in corporate debt securities, or restructuring of investments it owned, the fund may receive warrants or other income-producing equity securities. The fund may retain such securities until the Adviser determines it is appropriate in light of current market conditions for the fund to dispose of such securities. For Dreyfus/Standish Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, includes preferred stock and convertible securities. Dreyfus/Standish International Fixed Income Fund also may invest in warrants; receive warrants or other non-income producing equity securities in connection with its investments in corporate debt securities or restructuring of investments it owned; hold common stock received upon the conversion of convertible securities; and, from time to time, hold common stock sold in units with, or attached to, debt securities purchased by the fund. For Dreyfus/Standish Intermediate Tax Exempt Bond Fund, includes convertible securities.

Each of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund is limited to investing up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities. Dreyfus High Yield Fund may invest up to 5% of its assets directly in the common stock of high yield bond issuers, including common stock issued in IPOs.

2  Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund each may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money

Market Investments" below. For Dreyfus/Standish Intermediate Tax Exempt Bond Fund, see "Money Market Instruments" below.

3  For each of Dreyfus/Newton International Equity Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund, the fixed-income securities issued by corporate issuers in which the fund may invest must be rated A or better, or, if unrated, determined by the Adviser to be of comparable credit quality. Additionally, each of Dreyfus /Newton International Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund may invest up to 5% of its assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

4  Dreyfus Mid-Cap Growth Fund may invest in convertible securities and preferred stock rated below investment grade and may not otherwise invest in below investment grade securities; if a bond's, debenture's or other corporate obligation's rating is reduced to below investment grade, or it becomes unrated after purchase, the fund may not invest more than 5% of its total assets in the aggregate in such bonds, debentures and corporate obligations, and any convertible securities, rated below investment grade or in unrated securities believed by the Adviser to be equivalent in quality to securities rated below investment grade. This 5% limit does not apply to preferred stocks.

Fund	Variable and Floating Rate Securities[5]	Participation Interests and Assignments[6]	Mortgage-Related Securities	Asset- Backed Securities	Collateralized Debt Obligations
Dreyfus BASIC S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓	✓	✓
Dreyfus Core Equity Fund		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓
Dreyfus Global Equity Income Fund	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓	✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund			✓
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Small Cap Fund

Fund	Variable and Floating Rate Securities[5]	Participation Interests and Assignments[6]	Mortgage-Related Securities	Asset- Backed Securities	Collateralized Debt Obligations
Dreyfus/Standish Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓	✓ (municipal securities only)
Dreyfus/Standish International Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Tax Managed Growth Fund		✓ (municipal securities only)
Dreyfus/The Boston Company Emerging Markets Core Equity Fund
Dreyfus/The Boston Company Large Cap Core Fund
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

5  For Dreyfus BASIC S&P 500 Stock Index Fund, variable amount master demand notes only.

6  Dreyfus Bond Market Index Fund will acquire participation interests only if the lender interpositioned between the fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. For Dreyfus High Yield Fund, participation interests only.

Fund	Municipal Securities[7]	Funding Agreements	REITs	Money Market Instruments[8]
Dreyfus BASIC S&P 500 Stock Index Fund			✓	✓
Dreyfus Bond Market Index Fund			✓	✓
Dreyfus Core Equity Fund	✓			✓
Dreyfus Disciplined Stock Fund			✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund			✓	✓
Dreyfus Equity Income Fund			✓	✓

Fund	Municipal Securities[7]	Funding Agreements	REITs	Money Market Instruments[8]
Dreyfus Global Equity Income Fund			✓	✓
Dreyfus High Yield Fund	✓			✓
Dreyfus International Bond Fund	✓		✓	✓
Dreyfus Mid-Cap Growth Fund			✓	✓
Dreyfus/Newton International Equity Fund			✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓
Dreyfus Small Cap Fund			✓	✓
Dreyfus/Standish Fixed Income Fund	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓			✓
Dreyfus/Standish International Fixed Income Fund	✓		✓	✓
Dreyfus Tax Managed Growth Fund	✓			✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund			✓	✓
Dreyfus/The Boston Company Large Cap Core Fund			✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund			✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund			✓	✓
Dreyfus/The Boston Company Small Cap Value Fund			✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			✓	✓

7 Dreyfus Opportunistic Fixed Income Fund currently intends to invest no more than 25% of its assets in Municipal Bonds. Dreyfus/Standish Fixed Income Fund currently intends to invest no more than 10% of its assets in Municipal Bonds. Dreyfus/Standish Intermediate Tax Exempt Bond Fund may invest up to 20% of its assets in certain private activity bonds, the income from which is subject to the federal AMT.

8  Except as described below, includes short-term U.S. Government securities, bank obligations, commercial paper and repurchase agreements. For Dreyfus Core Equity Fund and Dreyfus Tax Managed Growth Fund, does not include repurchase agreements.

 For Dreyfus High Yield Fund, includes short-term U.S. Government securities, bank obligations, commercial paper and other short-term corporate obligations and repurchase agreements. The commercial paper purchased by the fund will consist only of direct obligations which, at the time of their purchase, are (a) rated P-1 by Moody's, A-1 by S&P or F1 by Fitch, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's, A-1 by S&P or F1 by Fitch or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the fund invest in repurchase agreements for more than one year.

 For Dreyfus BASIC S&P 500 Stock Index Fund, to maintain liquidity, the fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes. Dreyfus

Disciplined Stock Fund may invest in money market instruments in amounts not generally expected to exceed 20% of the fund's assets. Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund each will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, P-1 by Moody's or F1 by Fitch.

 Except for Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund, generally, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

 Otherwise than in connection with (1) or (2) above, for each of Dreyfus/Newton International Equity Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, includes short-term U.S. Government securities and repurchase agreements; however, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest only up to 10%, and Dreyfus/Standish Intermediate Tax Exempt Bond Fund and Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund each may invest only up to 15%, of its net assets in repurchase agreements. Money market instruments in which each of these funds invests will be rated at the time of purchase P-1 by Moody's, or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA, or A by S&P or, if not rated, determined to be of comparable credit quality by the Adviser. Each fund may invest up to 5% of its total assets in short-term debt securities which are rated Baa by Moody's or BBB by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.

 For Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, commercial paper will be rated at the time of purchase P-1 by Moody's or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. Except for when the fund adopts a temporary defensive position, Dreyfus/Standish Fixed Income Fund may invest up to 5%, and Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund each may invest up to 25%, of its net assets in repurchase agreements.

 Dreyfus/Standish Intermediate Tax Exempt Bond Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets), or for temporary defensive purposes, may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When the fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal personal income tax.

Fund	Foreign Securities[9]	Emerging Markets[10]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus BASIC S&P 500 Stock Index Fund	✓

Fund	Foreign Securities[9]	Emerging Markets[10]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Bond Market Index Fund	✓	✓		✓ (Brady bonds only)
Dreyfus Core Equity Fund	✓		✓
Dreyfus Disciplined Stock Fund	✓		✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓	✓
Dreyfus Equity Income Fund	✓		✓
Dreyfus Global Equity Income Fund	✓	✓ (up to 30% of assets)	✓
Dreyfus High Yield Fund	✓
Dreyfus International Bond Fund	✓	✓	✓	✓ (Brady bonds only)
Dreyfus Mid-Cap Growth Fund	✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓ (up to 20% of total assets)	✓	✓ (sovereign debt obligations only)
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓
Dreyfus Small Cap Fund	✓		✓
Dreyfus/Standish Fixed Income Fund	✓	✓		✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓		✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund
Dreyfus/Standish International Fixed Income Fund	✓	✓		✓
Dreyfus Tax Managed Growth Fund	✓		✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus/The Boston Company Large Cap Core Fund	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small Cap Value Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓

9 Dreyfus BASIC S&P 500 Stock Index Fund may invest in foreign securities as is consistent with its other investment policies.

 Dreyfus/Standish Fixed Income Fund will not invest more than 10% of its total assets in foreign securities not subject to hedging transactions back into U.S. dollars.

Dreyfus/The Boston Company Large Cap Core Fund may not invest more than 10% of its total assets in foreign securities which are not traded on a U.S. exchange or in the U.S. over-the counter market.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund currently intends to limit its investment in foreign securities to those that are quoted or denominated in U.S. dollars.

10  Dreyfus Mid-Cap Growth Fund will not invest more than 5% of its total assets, measured at the time of purchase, in securities issued by foreign companies located in emerging market countries.

Dreyfus International Bond Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund each may invest up to 25% of its total assets in the securities of issuers located in emerging markets generally, with a limit of 7% of its total assets invested in the securities of issuers located in any one emerging market country (5% for Dreyfus International Bond Fund). These limitations do not apply to investments denominated or quoted in the Euro. Dreyfus/Standish Global Fixed Income Fund considers emerging markets to be those countries listed in the Barclays Capital Global Emerging Market Index.

 Dreyfus/Standish Fixed Income Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers in any one emerging market country. For Dreyfus/Standish Fixed Income Fund, these limitations do not apply to investments denominated or quoted in the Euro.

With regard to Dreyfus/Newton International Equity Fund, the Adviser considers an emerging market to be any market that is: generally recognized to be an emerging or developing market by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan Stanley Capital International Emerging Markets Free Index. With regard to Dreyfus/The Boston Company Emerging Markets Core Equity Fund, the Adviser considers an emerging market to be any country that is not represented in the Morgan Stanley Capital International World Index.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange- Traded Notes	Futures Transactions[11]	Options Transactions[12]
Dreyfus BASIC S&P 500 Stock Index Fund		✓	✓		✓	✓
Dreyfus Bond Market Index Fund		✓	✓		✓	✓
Dreyfus Core Equity Fund	✓	✓	✓			✓
Dreyfus Disciplined Stock Fund		✓	✓		✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓	✓	✓		✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange- Traded Notes	Futures Transactions[11]	Options Transactions[12]
Dreyfus Global Equity Income Fund	✓	✓	✓		✓	✓
Dreyfus High Yield Fund		✓	✓		✓	✓
Dreyfus International Bond Fund	✓	✓	✓		✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓		✓	✓
Dreyfus/Newton International Equity Fund		✓	✓		✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus Small Cap Fund		✓	✓		✓	✓
Dreyfus/Standish Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund		✓	✓		✓	✓
Dreyfus/Standish International Fixed Income Fund	✓	✓	✓		✓	✓
Dreyfus Tax Managed Growth Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Large Cap Core Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund		✓	✓		✓	✓

11  Dreyfus BASIC S&P 500 Stock index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Small Cap Fund each will not enter into futures contracts to the extent that the fund's outstanding obligations under these contracts would exceed 25% of the fund's total assets.

 Dreyfus Bond Market Index Fund is limited to entering into U.S. Treasury futures and options thereon and will not enter into futures contracts if its outstanding obligations under such futures contracts and options, in the aggregate, exceeds 5% of its assets.

 Dreyfus/Standish Intermediate Tax Exempt Bond Fund may not (1) purchase or sell index futures contracts and options thereon; (2) purchase or sell currency futures and options thereon; or (3) make investments in Eurodollar contracts.

 Dreyfus Tax Managed Growth Fund currently does not intend to enter into futures contracts.

12  Dreyfus Core Equity Fund may write (i.e., sell) covered call options with respect to specific securities to the extent of 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus High Yield Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund each will not purchase or write over-the-counter ("OTC") options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the fund, and (iii) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). Additionally, Dreyfus BASIC S&P 500 Stock Index Fund and Dreyfus Small Cap Fund each will not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets. Additionally, Dreyfus Bond Market Index Fund is limited to purchasing U.S. Treasury options and will not purchase such options if the aggregate amount of such options and its outstanding obligations under U.S. Treasury futures and options thereon exceeds 5% of its assets.

 Dreyfus Tax Managed Growth Fund will not write (i.e., sell) covered call option contracts with respect to specific securities in an amount exceeding 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus/Standish Intermediate Tax Exempt Bond Fund may not (1) purchase or sell call and put options on foreign currency; or (2) purchase cash-settled options on swaps denominated in U.S. dollars or foreign currency.

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[13]	Participatory Notes	Custodial Receipts
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus Bond Market Index Fund				✓
Dreyfus Core Equity Fund						✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Emerging Markets Debt Local	✓		✓	✓	✓

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[13]	Participatory Notes	Custodial Receipts
Currency Fund
Dreyfus Equity Income Fund	✓	✓	✓	✓
Dreyfus Global Equity Income Fund	✓			✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus International Bond Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Mid-Cap Growth Fund	✓		✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Small Cap Fund
Dreyfus/Standish Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus/Standish International Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Tax Managed Growth Fund						✓ (municipal securities only)
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓
Dreyfus/The Boston Company Large Cap Core Fund	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓		✓
Dreyfus/The Boston	✓		✓

Fund	Swap Transactions	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[13]	Participatory Notes	Custodial Receipts
Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓

13  Dreyfus Bond Market Index Fund may invest in structured securities related to sovereign debt obligations.

 For Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund, it is expected that not more than 5% of each fund's net assets will be at risk as a result of investments in structured notes and hybrid instruments.

Fund	Foreign Currency Transactions[14]	Commodities	Short-Selling[15]	Lending Portfolio Securities	Borrowing Money[16]
Dreyfus BASIC S&P 500 Stock Index Fund				✓	✓
Dreyfus Bond Market Index Fund				✓	✓
Dreyfus Core Equity Fund				✓	✓
Dreyfus Disciplined Stock Fund				✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓			✓	✓
Dreyfus Equity Income Fund	✓		✓	✓	✓
Dreyfus Global Equity Income Fund	✓		✓	✓	✓
Dreyfus High Yield Fund	✓		✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓
Dreyfus Mid-Cap Growth Fund	✓			✓	✓
Dreyfus/Newton International Equity Fund	✓		✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓
Dreyfus Small Cap Fund				✓	✓
Dreyfus/Standish Fixed Income Fund	✓		✓	✓	✓ (up to 15% of total assets)
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓ (up to 15% of total assets)
Dreyfus/Standish Intermediate Tax Exempt Bond Fund				✓	✓ (up to 15% of total assets)
Dreyfus/Standish International Fixed Income Fund	✓		✓	✓[17]	✓ (up to 15% of total assets)

Fund	Foreign Currency Transactions[14]	Commodities	Short-Selling[15]	Lending Portfolio Securities	Borrowing Money[16]
Dreyfus Tax Managed Growth Fund				✓	✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Large Cap Core Fund	✓		✓		✓ (up to 15% of total assets)
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓	✓	✓ (up to 15% of total assets)

14 Dreyfus/Newton International Equity Fund will invest only in "hard currencies," which are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.

15  Dreyfus Equity Income Fund, Dreyfus High Yield Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund each may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

 Dreyfus High Yield Fund and Dreyfus International Bond Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets. In addition, Dreyfus High Yield Fund (1) may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets; and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

16  Each of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

 Dreyfus Core Equity Fund and Dreyfus Equity Income Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; however, Dreyfus Equity Income Fund also may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund,

Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund each may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

17 For Dreyfus/Standish International Fixed Income Fund, loans of portfolio securities may not exceed 20% (with a 10% limit for any borrower) of the value of the fund's total assets (including the value of all assets received as collateral for the loan).

Fund	Borrowing Money for Leverage[16]	Reverse Repurchase Agreements[18]	Forward Commitments[19]	Forward Roll Transactions[20]	Illiquid Securities
Dreyfus BASIC S&P 500 Stock Index Fund		✓	✓		✓
Dreyfus Bond Market Index Fund		✓	✓	✓	✓
Dreyfus Core Equity Fund					✓
Dreyfus Disciplined Stock Fund		✓	✓		✓
Dreyfus Emerging Markets Debt Local Currency Fund		✓	✓		✓
Dreyfus Equity Income Fund		✓	✓		✓
Dreyfus Global Equity Income Fund		✓	✓		✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund		✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓		✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Small Cap Fund		✓	✓		✓
Dreyfus/Standish Fixed Income Fund		✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund			✓	✓ (up to 5% of net assets)	✓
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	✓		✓		✓

Fund	Borrowing Money for Leverage[16]	Reverse Repurchase Agreements[18]	Forward Commitments[19]	Forward Roll Transactions[20]	Illiquid Securities
Dreyfus/Standish International Fixed Income Fund			✓	✓ (up to 10% of net assets)	✓
Dreyfus Tax Managed Growth Fund					✓
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	✓	✓	✓		✓
Dreyfus/The Boston Company Large Cap Core Fund	✓		✓		✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund		✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓		✓

18  Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Small Cap Fund each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by the Adviser to be disadvantageous.

19  Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund each may commit up to 25% of its net assets, and Dreyfus/Standish Intermediate Tax Exempt Bond Fund may commit up to 40% of its assets, to purchase forward commitments.

20  Dreyfus Bond Market Index Fund may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-related securities. Dreyfus High Yield Fund will only enter into covered forward rolls.

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations[21]	Participation Interests	Floating and Variable Rate Obligations[22]
Dreyfus AMT-Free Municipal Reserves	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus BASIC California Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus BASIC Massachusetts Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations[21]	Participation Interests	Floating and Variable Rate Obligations[22]
Dreyfus BASIC New York Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓
Dreyfus Money Market Reserves	✓	✓	✓		✓
Dreyfus U.S. Treasury Reserves	✓	✓

21  For Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves, bank obligations consist mainly of certificates of deposit, time deposits and bankers' acceptances.

 For Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund, see the definition of Money Fund Taxable Investments following this chart.

22  Dreyfus AMT-Free Municipal Reserves may not invest in variable amount master demand notes.

Fund	Asset-Backed Securities	Commercial Paper[23]	Investment Companies	Municipal Securities[24]	Foreign Securities[25]
Dreyfus AMT-Free Municipal Reserves		✓	✓	✓	✓
Dreyfus BASIC California Municipal Money Market Fund		✓	✓	✓
Dreyfus BASIC Massachusetts Municipal Money Market Fund		✓	✓	✓
Dreyfus BASIC New York Municipal Money Market Fund		✓	✓	✓
Dreyfus Money Market Reserves	✓	✓	✓		✓
Dreyfus U.S. Treasury Reserves			✓

23  Dreyfus AMT-Free Municipal Reserves and Dreyfus Money Market Reserves will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, Prime-1 by Moody's or F1 by Fitch or determined by the Manager to be of comparable quality. In addition, each fund may invest in corporate obligations that have received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the fund invests. These funds also may invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Manager. A fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

24 Dreyfus AMT-Free Municipal Reserves currently will not purchase Municipal Obligations, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT, even though the interest will continue to be fully tax-exempt for federal income tax purposes.

 For Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund, the total amount paid, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities), for outstanding stand-by commitments held in the fund's portfolio will not exceed 0.5 of 1% of the value of the fund's total assets calculated immediately after such stand-by commitment was acquired.

25 Dreyfus AMT Free-Municipal Reserves and Dreyfus Money Market Reserves are limited to purchasing securities of foreign issuers and investing in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Dreyfus AMT-Free Municipal Reserves may not purchase Eurodollar bonds and notes.

Fund	Illiquid Securities	Borrowing Money[26]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[27]
Dreyfus AMT-Free Municipal Reserves	✓	✓	✓	✓		✓
Dreyfus BASIC California Municipal Money Market Fund	✓	✓
Dreyfus BASIC Massachusetts Municipal Money Market Fund	✓	✓
Dreyfus BASIC New York Municipal Money Market Fund	✓	✓
Dreyfus Money Market Reserves	✓	✓	✓	✓	✓	✓
Dreyfus U.S. Treasury Reserves	✓	✓		✓	✓

26  Each of Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves is authorized currently to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

27  Other than pursuant to the Interfund Borrowing and Lending Program.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Each fund will invest in taxable obligations only if and when the Manager believes it would be in the best interests of the fund's shareholders to do so. Situations in which the fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. Each fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Each fund may invest in only the following kinds of taxable securities ("Money Fund Taxable Investments") maturing in one year or less from the date of purchase: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) commercial paper rated at the time of purchase at least Prime-1 by Moody's or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements with respect to any securities the fund is permitted to hold. Additionally, when, in the opinion of the Manager, adverse market conditions exist for State Municipal Obligations, and a "defensive" investment posture is warranted, the fund may temporarily invest more than 20% of its net assets in Municipal Obligations the interest from which is exempt from federal but not state (and in the case of Dreyfus BASIC New York Municipal Money Market Fund, New York City) personal income taxes for resident shareholders of that state, or in taxable obligations. Periods when a defensive posture is warranted include those periods when the fund's monies available for investment exceed the State Municipal Obligations available for purchase to meet the fund's rating, maturity and other investment criteria.

Dreyfus AMT-Free Municipal Reserves. The fund may invest temporarily in high-quality, taxable money market instruments (including Money Fund Taxable Investments), including when the Manager believes acceptable Municipal Obligations are not available for investment.

To reduce the risks of municipal lease obligations, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

The fund proposes to purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares. The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund. The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund. The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements. The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.

||A NAME||  INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy. For each of Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund, the fund’s policy with respect to the investment of at least 80% of its net assets is a Fundamental Policy (see "Policies Related to Fund Names" below). Also, as a Fundamental Policy, Dreyfus/Standish Intermediate Tax Exempt Bond Fund invests at least 65% of the value of its net assets in general obligation bonds and revenue bonds. Additionally, as a matter of Fundamental Policy, each fund, as indicated, may not (with respect to Dreyfus Mid-Cap Growth Fund, except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the fund may not):

1. Borrowing; Senior Securities

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Mid-Cap Growth Fund. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets. For purposes of this Fundamental

Policy, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

Dreyfus/Newton International Equity Fund. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

Dreyfus Mid-Cap Growth Fund. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the fund's other investment restrictions may be deemed to give rise to a senior security.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Issue senior securities. For purposes of this Fundamental Policy, borrowing money in accordance with this paragraph, making loans in accordance with Fundamental Policy No. 5, the issuance of shares of beneficial interest in multiple classes or series, the deferral of board members' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of Fundamental Policy No. 6, are not deemed to be senior securities.

Dreyfus/Standish Fixed Income Fund. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

Dreyfus/Standish Global Fixed Income Fund. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may (a) borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets to secure such borrowings, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Dreyfus/Standish International Fixed Income Fund. Issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the fund may borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes), and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Commodities

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase or sell commodities, except that the fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Emerging Markets Debt Local Currency Fund and Dreyfus Global Equity Income Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Mid-Cap Growth Fund. Invest in physical commodities, except that the fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts and engage in foreign currency exchange transactions.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

Dreyfus/The Boston Company Large Cap Core Fund. Purchase or sell commodities or commodity contracts (except futures contracts and options on such futures contracts and foreign currency exchange transactions).

3. Issuer Diversification

Dreyfus AMT-Free Municipal Reserves, Dreyfus Core Equity Fund, Dreyfus High Yield Fund,  Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase, with respect to 75% of the fund's total assets, securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus Global Equity Income Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus Global Equity Income Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. With respect to at least 50% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

4. Industry Concentration

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, except with respect to the Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund, this Fundamental Policy does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

Dreyfus Emerging Markets Debt Local Currency Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy.

Dreyfus Equity Income Fund and Dreyfus Opportunistic Fixed Income Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Global Equity Income Fund and Dreyfus Mid-Cap Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Bond Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The fund, however, may invest 25% or more of its total assets in securities or derivative instruments issued by companies in the financial services sector.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Dreyfus/Standish Fixed Income Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs).

Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Loans

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Mid-Cap Growth Fund. Lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this Fundamental Policy does not apply to the purchase of debt securities or to repurchase agreements.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Dreyfus/Standish Fixed Income Fund. Lend portfolio securities except that the fund (i) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and except that the fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. Lend portfolio securities, except that the fund may lend its portfolio securities with a value up to 20% of its total assets (with a 10% limit for any borrower) and may enter into repurchase agreements with respect to 25% of the value of its net assets.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

Dreyfus/The Boston Company Large Cap Core Fund. Make loans of portfolio securities, except that the fund may enter into repurchase agreements with respect to 10% of the value of its net assets.

6. Margin

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Real Estate

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus Mid-Cap Growth Fund. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that the fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. The fund may also invest in readily marketable interests in REITs.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund and Dreyfus/Standish International Fixed Income Fund. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

Dreyfus/The Boston Company Large Cap Core Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase real estate or real estate mortgage loans.

8. Underwriting

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Act as an underwriter of securities of other issuers, except that the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Mid-Cap Growth Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with disposing of portfolio securities.

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

9. Other

Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Dreyfus/Standish Intermediate Tax Exempt Bond Fund. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

With respect to each of Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, for purposes of the fund's fundamental investment restriction regarding industry concentration, the Manager (or the Sub-Adviser, in the case of Dreyfus/Newton International Equity Fund) generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the Manager (or the Sub-Adviser, in the case of Dreyfus/Newton International Equity Fund)

determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Manager (or the Sub-Adviser, in the case of Dreyfus/Newton International Equity Fund) may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

2. Pledging Assets

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Mid-Cap Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

3. Purchase Securities of Other Investment Companies

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/Standish International Fixed Income Fund,  Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

4. Illiquid Investments

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Mid-Cap Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest more than 15% of its net assets in illiquid securities.

5. Margin

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus Small Cap Fund and Dreyfus Tax Managed Growth Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus High Yield Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

Dreyfus Mid-Cap Growth Fund. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that the fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

6. Short Sales

Dreyfus AMT-Free Municipal Reserves, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Small Cap Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund. Sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

Dreyfus Mid-Cap Growth Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

7. Puts/Calls

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the fund's transactions in futures contracts and options.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the fund's transactions in futures contracts and related options.

8. Oil and Gas

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase oil, gas or mineral leases.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase oil, gas or mineral leases (the fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

9. Other

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase or retain the securities of any issuer if the officers, board members of the fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund and Dreyfus BASIC New York Municipal Money Market Fund. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the fund's net assets would be invested in warrants or, (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the fund's assets would be invested in warrants or, (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Purchase any security while borrowings representing more than 5% of the fund's total assets are outstanding.

Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves.

Purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the fund's investment in such securities would exceed 5% of the fund's total assets. For purposes of this Nonfundamental Policy, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

With respect to Dreyfus/Standish Intermediate Tax Exempt Bond Fund, for purposes of industry concentration determinations, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

In addition, each of Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund has adopted an operating policy not to invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The board may change this policy without shareholder approval. Notice will be given to fund shareholders if this policy is changed by the board.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. For Dreyfus/Newton International Equity Fund, Dreyfus/Standish Intermediate Tax Exempt Bond Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, this statement does not apply to investments in illiquid securities or any borrowing. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter  at least to the extent of such excess.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus/Newton International Equity Fund and Dreyfus/The Boston Company Emerging Markets Core Equity Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Policies Related to Fund Names

Under normal circumstances, Dreyfus U.S. Treasury Reserves invests exclusively in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations (or other instruments with similar economic characteristics). Dreyfus BASIC S&P 500 Stock Index Fund normally invests at least 95% of its total assets in common stocks included in the S&P 500 Index. Each of the following funds, under normal circumstances, invests at least 80% of its net assets, plus any borrowings for investment purposes, in the instruments (or, except for Dreyfus Mid-Cap Growth Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund and Dreyfus/The Boston Company Small Cap Value Fund, other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus AMT-Free Municipal Reserves	Tax-exempt securities
Dreyfus BASIC California Municipal Money Market Fund	California Municipal Obligations
Dreyfus BASIC Massachusetts Municipal Money Market Fund	Massachusetts Municipal Obligations
Dreyfus BASIC New York Municipal Money Market Fund	New York Municipal Obligations

Fund	Investment
Dreyfus Bond Market Index Fund	Bonds that are included in the Barclays Capital U.S. Aggregate Index
Dreyfus Core Equity Fund	Common stocks
Dreyfus Equity Income Fund Dreyfus Global Equity Income Fund	Equity securities
Dreyfus Disciplined Stock Fund	Stocks
Dreyfus Emerging Markets Debt Local Currency Fund	Emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities
Dreyfus High Yield Fund	Fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus
Dreyfus International Bond Fund Dreyfus Opportunistic Fixed Income Fund Dreyfus/Standish International Fixed Income Fund	Fixed-income securities
Dreyfus Mid-Cap Growth Fund	Equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index
Dreyfus Small Cap Fund	Stocks of small-cap companies
Dreyfus Tax Managed Growth Fund	Common stocks and employs a tax-managed strategy
Dreyfus/Newton International Equity Fund

Common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities

Dreyfus/Standish Fixed Income Fund	Fixed-income securities issued by U.S. and foreign governments and companies
Dreyfus/Standish Global Fixed Income Fund	U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets
Dreyfus/Standish Intermediate Tax Exempt Bond Fund	Tax-exempt municipal securities issued by states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities
Dreyfus/The Boston Company Emerging Markets Core Equity Fund	Equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Emerging Markets Index
Dreyfus/The Boston Company Large Cap Core Fund	Equity securities of large-cap companies that appear to be undervalued relative to underlying business fundamentals
Dreyfus/The Boston Company Small Cap Growth Fund Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund Dreyfus/The Boston Company Small Cap Value Fund	Equity securities of small-cap U.S. companies
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Equity securities of small-cap and mid-cap U.S. companies

DIVIDENDS AND DISTRIBUTIONS

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus Money Market Reserves and Dreyfus U.S. Treasury Reserves

Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus Funds, Inc.	Maryland	June 19, 1987
Dreyfus Mid-Cap Growth Fund			Diversified
Dreyfus Investment Funds	Massachusetts	August 13, 1986
Dreyfus/The Boston Company Emerging Markets Core Equity Fund			Diversified
Dreyfus/The Boston Company Large Cap Core Fund			Diversified
Dreyfus/The Boston Company Small Cap Growth Fund			Diversified
Dreyfus/The Boston Company Small Cap Value Fund			Diversified
Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund			Diversified
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			Diversified
Dreyfus/Newton International Equity Fund			Diversified
Dreyfus/Standish Fixed Income Fund			Diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus/Standish Global Fixed Income Fund			Non-diversified
Dreyfus/Standish International Fixed Income Fund			Non-diversified
Dreyfus/Standish Intermediate Tax Exempt Bond Fund			Diversified
The Dreyfus/Laurel Funds, Inc.	Maryland	August 6, 1987
Dreyfus AMT-Free Municipal Reserves			Diversified
Dreyfus BASIC S&P 500 Stock Index Fund			Diversified
Dreyfus Bond Market Index Fund			Diversified
Dreyfus Core Equity Fund			Diversified
Dreyfus Disciplined Stock Fund			Diversified
Dreyfus Money Market Reserves			Diversified
Dreyfus Opportunistic Fixed Income Fund			Non-diversified
Dreyfus Small Cap Fund			Diversified
Dreyfus Tax Managed Growth Fund			Diversified
Dreyfus U.S. Treasury Reserves			Diversified
The Dreyfus/Laurel Funds Trust	Massachusetts	March 30, 1979
Dreyfus Emerging Markets Debt Local Currency Fund			Non-diversified
Dreyfus Equity Income Fund			Diversified
Dreyfus Global Equity Income Fund			Diversified
Dreyfus High Yield Fund			Diversified
Dreyfus International Bond Fund			Non-diversified
The Dreyfus/Laurel Tax-Free Municipal Funds	Massachusetts	March 28, 1983
Dreyfus BASIC California Municipal Money Market Fund			Non-diversified

Name	State of Organization	Date of Organization*	Diversification Classification

Dreyfus BASIC Massachusetts Municipal Money Market Fund			Non-diversified
Dreyfus BASIC New York Municipal Money Market Fund			Non-diversified

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

Additional Information About Management Fees

Dreyfus AMT-Free Municipal Reserves, Dreyfus BASIC California Municipal Money Market Fund, Dreyfus BASIC Massachusetts Municipal Money Market Fund, Dreyfus BASIC New York Municipal Money Market Fund, Dreyfus BASIC S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Money Market Reserves, Dreyfus Small Cap Fund, Dreyfus Tax Managed Growth Fund and Dreyfus U.S. Treasury Reserves. Under the funds' unitary fee structure, Dreyfus pays all of the funds' expenses, except interest, taxes, brokerage commissions, Rule 12b-1 fees and expenses, fees and expenses of Independent Board Members (including counsel fees) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Independent Board Members (including counsel fees), Dreyfus is contractually required, with respect to each fund, to reduce its investment management fee by an amount equal to each fund's allocable portion of such fees and expenses.

ADMINISTRATION ARRANGEMENTS

Dreyfus Mid-Cap Growth Fund, Dreyfus/The Boston Company Emerging Markets Core Equity Fund, Dreyfus/The Boston Company Large Cap Core Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Fixed Income Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/Standish International Fixed Income Fund and Dreyfus/Standish Intermediate Tax Exempt Bond Fund only. Dreyfus performs administrative, accounting and recordkeeping services for the funds pursuant to Fund Accounting and Administrative Services Agreements. Pursuant to the agreements, Dreyfus prepares and maintains the general ledgers and financial statements of the funds; obtains data from the Transfer Agent and Custodian necessary to calculate daily the net asset values of the funds' share classes; audits certain data and transactions of the Custodian, Transfer Agent and the Manager; and provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents. Each fund pay Dreyfus asset-based fees at annual rates ranging from 0.02% to 0.10% of daily net assets, based on the fund's asset size and whether the fund invests primarily in U.S. securities or non-U.S. securities, and reimburses Dreyfus for out-of-pocket expenses incurred in performing services pursuant to the applicable agreement. However, Dreyfus has agreed to waive any remaining fees under the agreements to the extent they exceed Dreyfus' costs in providing services under the agreements (including and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services), after applying any other expense limitations or fee waivers that reduce fees paid to Dreyfus under the agreements. Prior to May 1, 2011, The Bank of New York Mellon provided administration and fund accounting services for the funds other than Dreyfus Mid-Cap Growth Fund and was paid a fixed fee plus asset and transaction based fees and was reimbursed for out-of-pocket expenses.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington D.C. 20006-1600, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the Independent Board Members.

KPMG LLP, 345 Park Avenue, New York, New York 10154, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds and Cash Management Funds

In addition to the purchase information which may be described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621.

III-1

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (516-794-5452 outside the U.S.).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds (money market funds only). Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order and Federal Funds are received by the Transfer Agent or other entity authorized to receive orders on behalf of the fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares —Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account

III-2

Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A. Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the NAV per share of that class plus a sales load as shown below:

III-3

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the NAV per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

III-4

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at NAV without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at NAV without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at NAV is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at NAV without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by

III-5

Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

• Conversion of All Class B Shares. Effective on or about the Effective Date (March 13, 2012), each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes. The public offering price is the NAV per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

III-6

Taxpayer ID Number

Federal regulations require that you provide a certified taxpaper identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days). For a money market fund, the fund may delay the redemption of such shares for such period; for a fund other than a money market fund, the fund may delay sending the redemption proceeds for such period. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or online instructions from any person representing himself or herself to be you, or a representative or your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow

III-7

such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the

III-8

increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds." Checks should not be used to close your account.

III-9

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV on such day (as described in the prospectus), and, for a money market fund, the shares will not receive the dividend declared on that day; otherwise, the fund will initiate payment on the next business day, and, for a money market fund, the shares will receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares – Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

III-10

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Medallion Signature Guarantees

Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the fund's shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (516-794-5452 outside the U.S.). To modify or terminate your participation in a service,

III-11

call 1-800-DREYFUS (516-794-5452 outside the U.S.). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of the Worldwide Dollar Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

III-12

As of the Effective Date, holders of Class A shares of a fund or the General Fund received by conversion from Class B shares, and holders of shares of the Worldwide Dollar Fund received in a prior exchange for a fund's Class B shares, may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I or Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I or Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other

III-13

payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares held through a Retirement Plan are not eligible for this privilege. Identically registered existing IRA accounts are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds  offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (516-794-5452 outside the U.S.). The Automatic Withdrawal Plan may be terminated at any time by you, the fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

III-14

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (516-794-5452 outside the U.S.).

Each purchase you make from the date you submit the Letter of Intent until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.

III-15

Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

III-16

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they may convert into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities

III-17

generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are

III-18

inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

III-19

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal must be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may

III-20

include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market

III-21

for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management, and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest

III-22

payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these

III-23

instruments involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate or sovereign obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of

III-24

residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring

III-25

senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below. In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve's purchases have terminated, the Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, no assurance can be given that the Federal Reserve, Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any

III-26

mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by

III-27

establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

III-28

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be

III-29

separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of the largest municipal bankruptcy ever in the U.S., at over $5 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. In addition, Harrisburg, Pennsylvania (the state's capital) filed for bankruptcy in October 2011. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions,

III-30

the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments are frequently backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for

III-31

the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse

III-32

floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or

III-33

corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments.  Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

III-34

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on

III-35

domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

III-36

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.  Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. Investments in India involve certain risks and special considerations. Such risks include but are not limited to: (a) social, economic and political uncertainty, including war; (b) the ability to sustain strong economic growth; (c) greater price fluctuations and market volatility; (d) less liquidity and smaller capitalization of securities markets; (e) currency exchange rate fluctuations; (f) interest rate fluctuations; (g) government involvement in and control over the economy; (h) government decisions to discontinue support of economic reform programs; (i) differences in

III-37

accounting, auditing and financial reporting standards; and (j) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks. This could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

India's political, social and economic stability is related to its developing status. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on Foreign Institutional Investors ("FIIs"), such as Dreyfus, and sub-accounts. Only registered FIIs and sub-accounts and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. FIIs and their sub-accounts are required to register with and be approved by the Securities and Exchange Board of India ("SEBI"), and must continue to satisfy certain requirements imposed by SEBI. There can be no guarantee that Dreyfus or a fund will satisfy these requirements to continue their FII and sub-account status, respectively. FIIs and their sub-accounts are required to observe certain investment restrictions which may limit a fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. India's guidelines under which foreign investors may invest in Indian securities are new and evolving. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

III-38

The Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that restrictions on repatriation of a fund's income, gains or initial capital from India will not occur.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt

III-39

obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

III-40

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

III-41

Exchange-Traded Funds (ETFs)

Most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an index of securities involve certain inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and

III-42

related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured securities and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. To maintain required cover during market movements, a fund may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is

III-43

entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

The funds have claimed exclusions from the definition of the term "commodity pool operator" under the CEA and, therefore, are not subject to registration or regulation as a pool operator under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that may affect the ability of the funds to continue to claim this exclusion. The funds may be limited in their ability to use futures or options thereon or engage in swaps transactions and potentially certain types of forward transactions if the funds continued to claim the exclusion. If the funds were no longer able to claim the exclusion, the Manager would likely become subject to registration and regulation as a commodity pool operator. The funds and the Manager are continuing to analyze the effect of these rule changes on the funds.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no

III-44

common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities,

III-45

mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements or otherwise affect how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the "Dodd-Frank Act"), will result in new clearing and exchange-trading requirements for swaps and other

III-46

over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules proposed by the CFTC or SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the fund to enter into certain types of derivative transactions.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

III-47

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an

III-48

investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Participatory Notes. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the

III-49

fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency

III-50

in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will

III-51

receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or

III-52

dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not

III-53

more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

III-54

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

III-55

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third-party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of credit collateral rated below investment grade.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking

III-56

institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's

III-57

lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable amount master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

III-58

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

III-59

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

See "Lending Portfolio Securities" above under "All Funds other than Money Market Funds."

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the

III-60

obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some

III-61

or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

III-62

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

III-63

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales.  Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

III-64

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

III-65

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

III-66

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

III-67

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all Independent board members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating and compensation committees, each comprised of Independent Board Members. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial

III-68

statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The boards also have standing pricing committees comprised of any one board member. The function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing investment management and investment services through a worldwide client-focused team. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services). Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, Mellon Capital, Newton, Standish, TBCAM, Urdang and Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Geneva: Amy S. Croen, William A. Priebe, Linda J. Priebe and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

Hamon: Hamon Investment Holdings Ltd. and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian: David L. Cohen and Harold J. Levy

III-69

King: Roger E. King

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Neuberger Berman: Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Catherine C. Nicholas and Arthur E. Nicholas

Riverbridge: Mark A. Thompson

Sarofim & Co.: Fayez S. Sarofim

TS&W: OM Group (UK) Limited, Old Mutual plc and Old Mutual (US) Holdings, Inc.

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies for portfolio managers.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its

III-70

clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indexes. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

King. Total compensation for the portfolio management team, of which each member is a principal of King, includes a fixed annual salary and may include a discretionary annual bonus.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

III-71

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are

III-72

eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, investment vehicle (consisting of investments in a range of Standish products), or a combination of the

III-73

above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

Investment Professionals. With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers. Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

III-74

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded for performance. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate

III-75

securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transaction, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

III-76

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients. In some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to transfer agency agreements with each fund, or the corporation or trust of which it is a part, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

III-77

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported NAVs each day, except that shares of ETFs generally are valued at the last sale price on the day of valuation on the securities exchange on which the shares are primarily traded.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their NAVs.

III-78

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

Calculation of NAV

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, NAV per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

III-79

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. The funds do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

III-80

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test

III-81

as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.

Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010

III-82

(the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC," discussed below). Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

III-83

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

III-84

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make

III-85

required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

III-86

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to

III-87

tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that

III-88

is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of a fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting

III-89

requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain accountholders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders will be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code. While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provisions.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Several provisions of the Code relating to the taxation of RICs and their non-U.S. shareholders expired at the end of 2011, and it is possible that those provisions could be legislatively extended (possibly with retroactive effect). Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

III-90

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of Dreyfus and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for

III-91

various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregated exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For

III-92

funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The

III-93

Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings and any ongoing arrangements to make available information about fund portfolio holdings. It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The policy requires that consideration always be given as to whether disclosure of information about fund portfolio holdings is in the best interests of fund shareholders, and that any conflicts of interest between the interests of fund shareholders and those of the Manager or its affiliates be addressed in a manner that places the interests of fund shareholders first.

Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any

III-94

compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisors.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio. Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus' and its affiliates' discretion.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing

III-95

management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

III-96

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York AMT-Free Municipal Cash Management, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Custodian	The Bank of New York Mellon

III-97

Term	Meaning
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
EACM	EACM Advisors LLC
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account

A special account in the General Fund created solely for the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.
GNMA	Government National Mortgage Association
Hamon	Hamon Asian Advisors Limited
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and

III-98

Term	Meaning
Dreyfus Institutional Reserves Treasury Fund
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
IPO	Initial public offering
IRA	Individual retirement account
Iridian	Iridian Asset Management LLC
IRS	Internal Revenue Service
King	King Investment Advisors, Inc.
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Lombardia	Lombardia Capital Partners, LLC
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and

III-99

Term	Meaning
provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense
Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pensions Plans ("SEP-IRAs")

Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC

III-100

Term	Meaning
Underlying Funds	Dreyfus funds in which a Fund of Funds invest all or substantially all of their investable assets
Urdang	Urdang Securities Management, Inc.
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-101